                                                                      EXHIBIT 3

                            CERTIFICATE OF AMENDMENT

                                       TO

                      AMENDED AND RESTATED CERTIFICATE AND

                      AGREEMENT OF LIMITED PARTNERSHIP OF

                            DORCHESTER HUGOTON, LTD.

                                 August 9, 1995

         This Certificate of Amendment to Amended and Restated Certificate and Agreement of Limited Partnership of Dorchester Hugoton, Ltd., a Texas limited partnership (the "Partnership") is made and adopted on behalf of the Partnership by P.A. Peak, Inc., a Delaware corporation ("Peak") and James E. Raley, Inc., a Delaware corporation ("Raley"), the General Partners (herein so called) of the Partnership.

         A. The Partnership was originally formed by the filing of a Certificate and Agreement of Limited Partnership in the office of the Secretary of State of Texas on June 17, 1982. The original Certificate and Agreement was amended and restated by that certain Amended and Restated Certificate and Agreement of Limited Partnership of the Partnership filed in the office of the Secretary of State of Texas on August 20, 1982 and subsequently amended by Certificates of Amendment filed in the office of the Secretary of State of Texas on or about July 30, 1985, October 20, 1987, November 10, 1988, August 3, 1989, April 26, 1990, August 30, 1990, February 15, 1991 and December 29, 1994
(as so amended, the "Restated Certificate and Agreement").

         B. Effective September 1, 1992, the Partnership became subject to and thereafter governed by the Texas Revised Limited Partnership Act (the "TRLPA").

         C. The General Partners hereby amend the Restated Certificate and Agreement, as permitted by and in accordance with the TRLPA and Section 11.03 of the Restated Certificate and Agreement, as follows:

                 1. The following new Section 2.05 is added to the Restated Certificate and Agreement:

                          2.05.   Registered Office; Registered Agent.
                 The address of the registered office of the Partnership in the State of Texas is 350 North St. Paul Street, Dallas, Texas 75201. The Partnership's registered agent for service of process on the Partnership in the State of Texas is C T Corporation System, whose business office is the same as the Partnership's registered office. The General Partners may change the registered office and/or agent of the Partnership in the State of Texas from time to time in accordance with applicable law. In connection with the qualification of the Partnership in any other jurisdiction, the General Partners may designate a registered office and
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                 registered agent in such jurisdiction and change the
                 registered office and registered agent in such jurisdiction from time to time.

                 2. Section 11.04 of the Restated Certificate and Agreement is hereby amended in its entirety to read as follows:

                          11.04. Applicable Law. This Agreement is entered into and shall be construed and enforced in accordance with the applicable laws of the State of Texas. The relationship between the Partners to the extent not explicitly provided for herein shall be controlled by the laws of the State of Texas, including the Texas Revised Limited Partnership Act, as amended from time to time.

All other references in the Restated Certificate and Agreement to the "Texas Uniform Limited Partnership Act" are hereby amended to refer to the "Texas Revised Limited Partnership Act, as amended from time to time."

                 3. Section 3.08(a) of the Restated Certificate and Agreement is hereby amended in its entirety to read as follows:

                          3.08.   Compensation of General Partners.

                                  (a) Subject to the provisions of Section 3.08(b) below, the General Partners shall be entitled to receive reasonable compensation from the Partnership for services rendered in operating and managing the Partnership in an annual aggregate amount equal to $250,000 plus one percent (1%) of Gross Income, or such lesser amount as the General Partners may from time to time determine is appropriate. The compensation payable to the General Partners under this
                 Section 3.08(a) shall be divided among the General Partners equally or as they may otherwise mutually agree. For purposes of this Section, the term "Gross Income" shall mean the annual gross income of the Partnership from the Partnership Properties.

                 4. The following new Section 3.10 is added to the Restated Certificate and Agreement:

                          3.10 Advisory Committee. The Partnership shall establish and maintain (as long as required to meet the continuing listing qualifications of any publicly traded securities market on which the Partnership's securities trade or for so long thereafter as the General Partners deem it necessary or advisable) an Advisory Committee to the Partnership which shall consist of two individuals, neither of whom is an officer or employee of the Partnership and neither of whom has any relationship with the General Partners that would interfere with the advisors exercise of independent judgment. Each Advisory Committee member shall be appointed by the General Partners, on behalf of the Partnership, for a two-year term except that one advisor shall initially





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                 be appointed for a one-year term.  Advisory Committee members shall be entitled to indemnification by the Partnership and other immunities or liability limitations as and to the same extent provided to the General Partners under the Partnership Agreement or otherwise and shall be entitled to receive reasonable compensation from the Partnership for their services and to be reimbursed by the Partnership for any expenses incurred by them in performing their duties on behalf of the Partnership. The Advisory Committee will function as the audit committee for the Partnership and will review and approve any and all transactions between the Partnership and its General Partners and their Affiliates, including but not limited to, any compensation and benefits paid to the General Partners. In carrying out its duties, the Advisory Committee shall, among other things, review and approve the appointment of the Partnership's independent auditors annually. In addition, the Advisory Committee will meet with representatives of the independent auditors at least annually, review the annual financial statements and other financial information included in the Partnership's periodic public reports, review changes in the significant accounting policies of the Partnership and undertake such other activities as the General Partners may from time to time request.

                 5. The definition of "Units" contained in Article I of the Restated Certificate and Agreement is hereby amended in its entirety to read as follows:

                          "Unit" means a unit of limited partnership interest
                 in the Partnership of a Limited Partner and shall be an undivided interest of the Limited Partners to be allocated Income and Deductions by, and to receive Distributions from, the Partnership, the exact amount of which undivided interest shall be determined by dividing one by 10,744,380 (or such lesser number as may from time to time equal the aggregate issued and outstanding Depositary Receipts following any purchase and retirement of Depositary Receipts by the Partnership).

                 6. Section 3.02 of the Restated Certificate and Agreement is amended to delete the word "and" from the end of subpart (t), to re-letter subpart (u) as subpart (v) and to add the following new subpart (u):

                          (u) Purchase and retire Depositary Receipts from time to time on the open market, in private transactions or otherwise on such terms, and in such amounts, as the General Partners may determine to be in the best interest of the Limited Partners and holders from time to time of Depositary Receipts; provided that no such Depositary Receipts shall be purchased from any General Partner or any Affiliate thereof without prior approval by the Advisory Committee; and





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                 7.       The address of the principal office in the United
States where the Partnership's records are to be kept or made available under
Section 1.07 of the Texas Revised Limited Partnership Act is: 9696 Skillman Street, Suite 320, Dallas, Texas 75243.

                 8. The current mailing address and street address of each General Partner is as set forth under their names on the signature pages of this Certificate of Amendment.

                 9. The definitions of "Capital Account," "Capital Contribution" and "Code" contained in Article I of the Restated Certificate and Agreement are hereby amended in their entirety to read as follows:

                 "Capital Account" means the capital account maintained for a Partner pursuant to Section 5.03.

                 "Capital Contribution" means any cash, cash equivalents or the Net Agreed Value of Contributed Property that a Partner contributes to the Partnership.

                 "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, as interpreted by the applicable regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

                 10. The definition of "Contributed Properties" contained in Article I of the Restated Certificate and Agreement is hereby amended in its entirety to read as follows:

                 "Original Contributed Properties" means the properties described on Exhibit A hereto.

         All references to Contributed Properties in the Restated Certificate and Agreement shall be changed to Original Contributed Properties.

                 11. The following definitions are hereby added to Article I of the Restated Certificate and Agreement:

                 "Adjusted Capital Account" means the Capital Account maintained for each Partner as of the end of each taxable year of the Partnership, (a) increased by any amounts that such Partner is obligated to restore under the standards set by Treasury Regulation
         Section 1.704-1(b)(2)(ii)(c) (or is deemed obligated to restore under Treasury Regulation Sections 1.704-2(g) and 1.704-2(i)(5)) and (b) decreased by (i) the amount of all losses and deductions that, as of the end of such taxable year, are reasonably expected to be allocated to such Partner in subsequent years under Sections 704(e)(2) and 706(d) of the Code and Treasury Regulation Section 1.751-1(b)(2)(ii), and (ii) the amount of all distributions that, as of the end of such taxable year, are reasonably expected to be made to such Partner in subsequent years in accordance with the terms of this Agreement to the extent they exceed offsetting increases to such Partner's Capital Account that are reasonably expected to occur during (or prior to) the year in which such distributions are reasonably expected to





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         be made (other than increases as a result of a minimum gain chargeback pursuant to Section 6.01(c)(i) or 6.01(c)(ii)). The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Treasury Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

                 "Adjusted Property" means any property the Carrying Value of which has been adjusted pursuant to Section 5.03(b)(v). Once an Adjusted Property is deemed distributed by, and recontributed to, the Partnership for federal income tax purposes upon a termination thereof pursuant to Section 708 of the Code, such property shall thereafter constitute a Contributed Property until the Carrying Value of such property is subsequently adjusted pursuant to Section 5.03(b)(v).

                 "Agreed Value" means the value of the property of the Partnership as determined in the sole discretion of the General Partners.

                 "Book-Tax Disparity" means with respect to any item of Contributed Property or Adjusted Property, as of the date of any determination, the difference between the Carrying Value of such Contributed Property or Adjusted Property and the adjusted basis thereof for federal income tax purposes as of such date. A Partner's share of the Partnership's Book-Tax Disparities in all of its Contributed Property and Adjusted Property will be reflected by the difference between such Partner's Capital Account balance as maintained pursuant to Section 5.03 and the hypothetical balance of such Partner's Capital Account computed as if it had been maintained strictly in accordance with federal income tax accounting principles.

                 "Carrying Value" means (a) with respect to a Contributed Property, the Agreed Value of such property reduced (but not below zero) by all depletion, depreciation, amortization and cost recovery deductions charged to the Partners' Capital Accounts in respect of such Contributed Property, and (b) with respect to any other Partnership property, the adjusted basis of such property for federal income tax purposes. The Carrying Value of any property shall be adjusted from time to time in accordance with Sections 5.03(b)(v) and to reflect changes, additions or other adjustments to the Carrying Value for dispositions and acquisitions of Partnership properties, as deemed appropriate by the General Partners.

                 "Contributed Property" means each property or other asset, in such form as may be permitted by the Texas Revised Limited Partnership Act, but excluding cash, contributed to the Partnership (or deemed contributed to the Partnership on termination and reconstitution thereof pursuant to Section 708 of the Code). Once the Carrying Value of a Contributed Property is adjusted pursuant to Section 5.03(b)(v), such property shall no longer constitute a Contributed Property, but shall be deemed an Adjusted Property.

                 "Economic Risk of Loss" has the meaning set forth in Treasury Regulation Section 1.752-2(a).





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                 "Net Agreed Value" means, (a) in the case of any Contributed
         Property, the Agreed Value of such property reduced by any liabilities either assumed by the Partnership upon such contribution or to which such property is subject when contributed, and (b) in the case of any property distributed to a Partner or assignee of a Partner by the Partnership, the Partnership's Carrying Value of such property (as adjusted pursuant to Section 5.03(b)(v) at the time such property is distributed, reduced by any indebtedness either assumed by such Partner or assignee of such Partner upon such distribution or to which such property is subject at the time of distribution, in either case, as determined under Section 752 of the Code.

                 "Net Income" means, for any taxable year, the excess, if any, of the Partnership's items of income and gain for such taxable year over the Partnership's items of loss and deduction for such taxable year. The items included in the calculation of Net Income shall be determined in accordance with Section 5.03(b) and shall not include any items specially allocated under Section 6.01(c).

                 "Net Loss" means, for any taxable year, the excess, if any, of the Partnership's items of loss and deduction for such taxable year over the Partnership's items of income and gain for such taxable year. The items included in the calculation of Net Loss shall be determined in accordance with Section 5.03(b) and shall not include any items specially allocated under Section 6.01(c).

                 "Nonrecourse Deductions" means any and all items of loss, deduction or expenditures (described in Section 705(a)(2)(B) of the Code) that, in accordance with the principles of Treasury Regulation
         Section 1.704- 2(b), are attributable to a Nonrecourse Liability.

                 "Nonrecourse Liability" has the meaning set forth in Treasury Regulation Section 1.752-1(a)(2).

                 "Partner Nonrecourse Debt" has the meaning set forth in Treasury Regulation Section 1.704-2(b)(4).

                 "Partner Nonrecourse Debt Minimum Gain" has the meaning set forth in Treasury Regulation Section 1.704- 2(i)(2).

                 "Partner Nonrecourse Deductions" means any and all items of loss, deduction or expenditure (including, without limitation, any expenditure described in Section 705(a)(2)(B) of the Code) that, in accordance with the principles of Treasury Regulation Section 1.704-2(i) are attributable to a Partner Nonrecourse Debt.

                 "Partnership Minimum Gain" means the amount determined in accordance with the principles of Treasury Regulation Section 1.704-2(d).

                 "Recapture Income" means any gain recognized by the Partnership (computed without regard to any adjustment required by Sections 734 or 743 of the Code) upon the disposition of any property or asset of the Partnership, which gain is characterized





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         as ordinary income because it represents the recapture of deductions previously taken with respect to such property or asset.

                 "Residual Gain" or "Residual Loss" means any item of gain or loss, as the case may be, of the Partnership recognized for federal income tax purposes resulting from a sale, exchange or other disposition of a Contributed Property or Adjusted Property, to the extent such item of gain or loss is not allocated pursuant to Section 6.02(b)(i)(A) or 6.02(b)(ii)(A), respectively, to eliminate Book-Tax Disparities.

                 "Unrealized Gain" attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (a) the fair market value of such property as of such date over (b) the Carrying Value of such property as of such date (prior to any adjustment to be made pursuant to Section 5.03(b)(v) as of such date). The fair market value of any Partnership property shall be determined by the General Partners using such reasonable method of valuation as the General Partners may adopt. The General Partners shall allocate such aggregate value among the assets of the Partnership (in such manner as the General Partners determine in their sole discretion to be reasonable) to arrive at a fair market value for individual properties.

                 "Unrealized Loss" attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (a) the Carrying Value of such property as of such date (prior to any adjustment to be made pursuant to Section 5.03(b)(v) as of such date) over (b) the fair market value of such property as of such date. The fair market value of any Partnership property shall be determined by the General Partners using such reasonable method of valuation as the General Partners may adopt. The General Partners shall allocate such aggregate value among the assets of the Partnership (in such manner as the General Partners determine in their sole discretion to be reasonable) to arrive at a fair market value of individual properties.

                 12. The heading for Article V of the Restated Certificate and Agreement is deleted in its entirety and the following substituted in lieu thereof:

                   CAPITAL CONTRIBUTIONS AND CAPITAL ACCOUNTS

                 13.      The following Section 5.03 is added to the end of
Article V of the Restated Certificate and Agreement:

                 5.03     Capital Accounts.

                          (a) The Partnership shall maintain for each Partner (or a beneficial owner of Units held by a nominee in any case in which the nominee has furnished the identity of such owner to the Partnership in accordance with Section 6031(c) of the Code or any other method acceptable to the General Partners in their sole discretion) a separate Capital Account in accordance with the provisions hereof which shall be interpreted in a manner consistent





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                 with the rules of Treasury Regulation Section
                 1.704-1(b)(2)(iv).  Such Capital Account shall be increased by
                 (i) the amount of all Capital Contributions made by such Partner pursuant to this Agreement and (ii) all items of Partnership income and gain (including, without limitation, income and gain exempt from tax) computed in accordance with
                 Section 5.03(b) and allocated to such Partner pursuant to
                 Section 6.01, and decreased by the amount of cash or Net Agreed Value of all actual and deemed distributions of cash or property made to such Partner pursuant to this Agreement and all items of Partnership deduction and loss computed in accordance with Section 5.03(b) and allocated to such Partner pursuant to Section 6.01.

                          (b) For purposes of computing the amount of any item of income, gain, loss or deduction to be reflected in the Partners' Capital Accounts, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes (including, without limitation, any method of depletion, depreciation, cost recovery or amortization used for that purpose), provided that:

                                  (i)      All fees and other expense incurred
                          by the Partnership to promote the sale of or to sell a Partnership Interest that can neither be deducted nor amortized under Section 709 of the Code, if any, shall, for purposes of Capital Account maintenance, be treated as an item of deduction at the time such fees and other expenses are incurred.

                                  (ii)     Except as otherwise provided in
                          Treasury Regulation Section 1.704- 1(b)(2)(iv)(m), the computation of all items of income, gain, loss and deduction shall be made without regard to any election under Section 754 of the Code by the Partnership and, as to those items described in
                          Section 705(a)(1)(B) or 705(a)(2)(B) of the Code, without regard to the fact that such items are not includable in gross income or are neither currently deductible nor capitalized for federal income tax purposes. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Section 734(b) or 743(b) of the Code is required pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m) to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis).

                                  (iii)    Any income, gain or loss
                          attributable to the taxable disposition of any Partnership property shall be determined as if the adjusted basis of such property as of such date of disposition was equal in amount to the Partnership's Carrying Value with respect to such property as of such date.

                                  (iv)     In accordance with the requirements
                          of Section 704(b) of the Code, any deductions for depletion, depreciation, cost recovery





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                          or amortization attributable to any Contributed
                          Property shall be determined as if the adjusted basis of such property on the date it was acquired by the Partnership was equal to the Agreed Value of such property. Upon an adjustment pursuant to Section 5.03(b)(v) to the Carrying Value of any Partnership property subject to depletion, depreciation, cost recovery or amortization, any further deductions for such depletion, depreciation, cost recovery or amortization attributable to such property shall be determined (A) as if the adjusted basis of such property were equal to the Carrying Value of such property immediately following such adjustment and
                          (B) using a rate of depletion, depreciation, cost recovery or amortization derived from the same method and useful life (or, if applicable, the remaining useful life) as is applied for federal income tax purposes; provided however, that, if the asset has a zero adjusted basis for federal income tax purposes, depletion, depreciation, cost recovery or amortization deductions shall be determined using any reasonable method that the General Partners may adopt.

                                  (v)      Consistent with the provisions of
                          Treasury Regulation Section 1.704- 1(b)(2)(iv)(f), immediately prior to any distribution to a Partner of any Partnership property (other than a distribution of cash that is not in redemption or retirement of a Partnership Interest), the Carrying Value of each Partnership property immediately prior to such distribution shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such partnership property. Any such Unrealized Gain or Unrealized Loss so reflected in the Carrying Value of Partnership property shall be treated as an item of income, gain, loss or deduction recognized by the Partnership on the date of the adjustment to the Carrying Value of Partnership property.

                                  (vi)     A transferee of a Partnership
                          Interest shall succeed to a pro rata portion of the Capital Account of the transferor relating to the Partnership Interest so transferred; provided however, that, if the transfer causes a termination of the Partnership under Section 708(b)(1)(B) of the Code, the Partnership's properties shall be deemed to have been distributed in liquidation of the Partnership to the Partners (including any transferee of a Partnership Interest that is a party to the transfer causing such termination) and recontributed by such Partners to the Partnership. In such event, the Carrying Values of the Partnership properties shall be adjusted immediately prior to such deemed distribution pursuant to Section 5.03(b)(v) and such Carrying Values shall then constitute the Agreed Values of such properties upon such deemed contribution to the reconstituted Partnership. The Capital Accounts of such reconstituted Partnership shall be maintained in accordance with the provisions of this Section 5.03.





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                 14.      The existing Section 6.01 of the Restated Certificate
and Agreement is deleted in its entirety and the following Sections are substituted and added to Article VI:

                                   ARTICLE VI

                         ALLOCATIONS AND DISTRIBUTIONS

         6.01 Allocations of Net Income and Net Loss. For purposes of maintaining the Capital Accounts and in determining the rights of the Partners among themselves, the Partnership's items of income, gain, loss and deduction (computed in accordance with Section 5.03(b)) shall be allocated among the Partners in each taxable year (or portion thereof) as provided herein below.

         (a) Net Income. After giving effect to the allocations set forth in Sections 6.01(c), Net Income for each taxable year (and all items of income, gain, loss and deduction taken into account in computing Net Income for such taxable year) shall be allocated as follows:

                 (i) First, to the General Partners to the extent of Net Loss previously allocated to them under Section 6.01(b)(ii) for which Net Income has not previously been allocated pursuant to this Section 6.01(a)(i); and

                 (ii) Second, to the Partners in proportion to their respective Profit Sharing Percentages.

         (b)     Net Loss.  After giving effect to the allocations set forth in
Section 6.01(c), Net Loss for each taxable year (and all items of income, gain, loss and deduction taken into account in computing Net Loss for such taxable year) shall be allocated as follows:

                 (i) First, to the Partners in proportion to their respective Profit Sharing Percentages; provided that Net Loss shall not be allocated pursuant to this Section 6.01(b)(i) to the extent that such allocation would cause any Limited Partner to have a deficit balance in its Adjusted Capital Account at the end of such taxable year (or increase any existing deficit balance in its Adjusted Capital Account); and

                 (ii) Second, the balance to the General Partners, in proportion to their respective Profit Sharing Percentages.

         (c) Required Allocations. Notwithstanding any other provision of this Section 6.01, the following special allocations shall be made for each taxable year:

                 (i) Partnership Minimum Gain Chargeback. Notwithstanding any other provision of this Section 6.01, if there is a net decrease in Partnership Minimum Gain during any Partnership taxable period, each Partner shall be allocated items of Partnership income and gain for such period (and, if necessary, subsequent periods) in the manner and amounts provided in Treasury Regulation Sections 1.704-2(f)(6), 1.704-2(g)(2) and 1.704- 2(i)(4), or any successor provision. For purposes of this





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
         Section 6.01(c), each Partner's Adjusted Capital Account balance shall be determined, and the allocation of income or gain required hereunder shall be effected, prior to the application of any other allocations pursuant to this Section 6.01(c) with respect to such taxable period (other than an allocation pursuant to Sections 6.01(c)(v) and 6.01(c)(vi)). This Section 6.01(c)(i) is intended to comply with the Partnership Minimum Gain chargeback requirement in Treasury Regulation
         Section 1.704-2(f) and shall be interpreted consistently therewith.

                 (ii) Chargeback of Partner Nonrecourse Debt Minimum Gain. Notwithstanding the other provisions of this Section 6.01 (other than Section 6.01(c)(i)), except as provided in Treasury Regulation Section 1.704- 2(i)(4), if there is a net decrease in Partner Nonrecourse Debt Minimum Gain during any Partnership taxable period, any Partner with a share of Partner Nonrecourse Debt Minimum Gain at the beginning of such taxable period shall be allocated items of Partnership income and gain for such period (and, if necessary, subsequent periods) in the manner and amounts provided in Treasury Regulation Sections 1.704-2(i)(4) and 1.704- 2(j)(2)(ii), or any successor provisions.
         For purposes of this Section 6.01(c), each Partner's Adjusted Capital Account balance shall be determined, and the allocation of income or gain required hereunder shall be effected, prior to the application of any other allocations pursuant to this Section 6.01(c), other than
         Section 6.01(c)(i) and other than an allocation pursuant to Sections 6.01(c)(v) and 6.1(c)(vi), with respect to such taxable period. This section 6.01(c)(ii) is intended to comply with the chargeback of items of income and gain requirement in Treasury Regulation Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

                 (iii) Qualified Income Offset. In the event any Partner unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulation Sections 1.704-1(b)(2)(ii)(d)(4), 1.704- 1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6), items of
         Partnership income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations promulgated under Section 704(b) of the Code, the deficit balance, if any, in its Adjusted Capital Account created by such adjustments, allocations or distributions as quickly as possible unless such deficit balance is otherwise eliminated or to be eliminated pursuant to Section 6.01(c)(i) or (ii).

                 (iv) Gross Income Allocations. In the event any Partner has a deficit balance in its Adjusted Capital Account at the end of any Partnership taxable year, such Partner shall be allocated a pro rata portion of each item of Partnership gross income and gain in the amount of such excess as quickly as possible; provided, that an allocation pursuant to this Section 6.01(c)(iv) shall be made only if and to the extent that such Partner would have a deficit balance in its Adjusted Capital Account after all other allocations provided for in this Section 6.01 have been tentatively made as if this Section 6.01(c)(iv) were not in this Agreement.

                 (v) Nonrecourse Deductions. Nonrecourse Deductions for any taxable period shall be allocated to the Partners in accordance with their respective Profit Sharing Percentages.

                 (vi) Partner Nonrecourse Deductions. Partner Nonrecourse Deductions for any taxable period shall be allocated 100% to the Partner that bears the Economic Risk of Loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulation Section 1.704-2(i). If more than one Partner bears the Economic Risk of Loss with respect to a Partner Nonrecourse Debt, such Partner Nonrecourse Deductions attributable thereto shall be allocated between or among such Partners in accordance with the ratios in which they share such Economic Risk of Loss.

                 (vii) Nonrecourse Liabilities. For purposes of Treasury Regulation Section 1.752-3(a)(3), the partners agree that "excess nonrecourse liabilities" of the Partnership as defined in such Section shall be allocated among the Partners in accordance with their respective Profit Sharing Percentages.

                 (viii) Curative Allocations. It is the intent of the Partners that, to the extent possible, any special allocations of items of income or gain pursuant to this Section 6.01(c) will be offset with special allocations of other items of income, gain, loss, and deduction pursuant to this Section 6.01(c) or Sections 6.01(a) or
         (b) hereof. Therefore, notwithstanding Sections 6.01(a) and (b) hereof, the General Partners are hereby authorized to make such offsetting special allocations of income, gain, loss, or deduction in whatever manner they deem appropriate so that, after such offsetting special allocations are made, each Partner's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Partner would have had if such unexpected adjustments, allocations, or distributions had not occurred and all Partnership items were allocated pursuant to Sections 6.01(a) and (b) hereof.

         6.02    Allocations for Tax Purposes.

         (a) Except as otherwise provided herein, for federal income tax purposes, each item of income, gain, loss and deduction shall be allocated among the Partners in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to Section 6.01.

         (b) In an attempt to eliminate Book-Tax Disparities attributable to a Contributed Property or Adjusted Property, items of income, gain, loss, depletion, depreciation, amortization and cost recovery deductions shall be allocated for federal income tax purposes among the Partners as follows:

                 (i) (A) in the case of a Contributed Property, such items attributable thereto shall be allocated among the Partners in the manner provided under Section 704(c) of the Code that takes into account the variation between the Agreed Value of such property and its adjusted basis at the time of contribution; and (B) any item of Residual Gain or Residual Loss attributable to a Contributed Property shall be allocated among the Partners in the same manner as its correlative item of "book" gain or loss is allocated pursuant to
         Section 6.01.

                 (ii) (A) in the case of an Adjusted Property, such items shall (1) first, be allocated among the Partners in a manner consistent with the principles of Section 704(c) of the Code to take into account the Unrealized Gain or Unrealized Loss attributable to such property and the allocations thereof pursuant to Section 5.03(b)(v), and (2) second, in the event such property was originally a Contributed Property, be allocated among the Partners in a manner consistent with Section 6.02(b)(i)(A); and (B) any item of Residual Gain or Residual Loss attributable to an Adjusted Property shall be allocated among the Partners in the same manner as its correlative item of "book" gain or loss is allocated pursuant to Section 6.01.

                 (iii) The General Partners shall apply the principles of Regulation Section 1.704-3(d) to eliminate Book-Tax Disparities.

         (c) For the proper administration of the Partnership and for the preservation of uniformity of the Units, the General Partners shall have sole discretion to (i) adopt such conventions as the General Partners deem appropriate in determining the amount of depletion, depreciation, amortization and cost recovery deductions; (ii) make special allocations for federal income tax purposes of income (including, without limitation, gross income) or deductions; and (iii) amend the provisions of this Agreement as appropriate to reflect the proposal or promulgation of Treasury regulations under Section 704(b) or Section 704(c) of the Code or otherwise to preserve or achieve uniformity of the Units. The General Partners may adopt such conventions, make such allocations and make such amendments to this Agreement as provided in this
Section 6.02(c) only if such conventions, allocations or amendments (i) would not have a material adverse effect on the Partners, the holders of the Units or the Partnership, (ii) are consistent with the principles of Section 704 and/or
Section 704(c) of the Code, and (iii) would not be in violation of any other provisions of this Agreement..

         (d) Subject to any other limitations contained in this Agreement and provided that such actions do not have a material adverse effect on the Partners, the holders of Units or the Partnership, the General Partners in their sole discretion may (i) determine to depreciate or amortize the portion of an adjustment under Section 743(b) or 734(b) of the Code attributable to unrealized appreciation in any Adjusted Property (to the extent of the unamortized Book-Tax Disparity) using a predetermined rate derived from the depletion, depreciation or amortization method and useful life applied to the Partnership's common basis of such property despite the inconsistency of such approach with Proposed Treasury Regulation Section 1.168-2(n), Treasury Regulation Section 1.167(c)-1(a)(B) or the legislative history of Section 197 of the Code; (ii) adopt depletion, depreciation and amortization conventions under which all purchasers acquiring Units in the same month would receive depletion, depreciation and amortization deductions, based upon the same applicable rates as if they had purchased a direct interest in the Partnership's property; and/or (iii) use any other reasonable depletion, depreciation and amortization conventions that may be available to preserve the uniformity of the intrinsic tax characteristics of the Units.

         (e) Any gain allocated to the Partners upon the sale or other taxable disposition of any Partnership asset shall, to the extent possible, after taking into account other required allocations of gain pursuant to this
Section 6.02, be characterized as Recapture Income in the same proportions and to the same extent as such Partners (or their predecessors in interest) have been allocated any deductions directly or indirectly giving rise to the treatment of such gains as Recapture Income.

         (f) All items of income, gain, loss, deduction and credit recognized by the Partnership for federal income tax purposes and allocated to the Partners in accordance with the provisions hereof shall be determined without regard to any election under Section 754 of the Code which may be made by the Partnership, provided, however, that such allocations, once made, shall be adjusted as necessary or appropriate to take into account those adjustments permitted or required by Sections 734 and 743 of the Code.

         (g) Each item of Partnership income, gain, loss and deduction attributable to a transferred Partnership Interest of a General Partner or to transferred Units shall, for federal income tax purposes, be determined on a monthly basis and shall be allocated to the Partners as of the close of the NASDAQ Stock Exchange on the last day of each month. Gain or loss on a sale or other disposition of any assets of the Partnership other than in the ordinary course of business shall be allocated to the Partners as of the close of the NASDAQ Stock Exchange on the last day of the month in which such gain or loss is recognized for federal income tax purposes. The General Partners may revise, alter or otherwise modify such methods of allocation as the General Partners determine necessary, to the extent permitted or required by Section 706 of the Code and the regulations or rulings promulgated thereunder.

         (h) Allocations that would otherwise be made to a Limited Partner under the provisions of this Article VI shall instead be made to the beneficial owner of Units held by a nominee in any case in which the nominee has furnished the identity of such owner to the Partnership in accordance with Section 6031(c) of the Code or any other method acceptable to the General Partners in the sole discretion of the General Partners.

                 15. The existing Section 10.05(c) of the Restated Certificate and Agreement is deleted in its entirety and the following Section is substituted in lieu thereof:

                 (c) Finally, to all Partners in accordance with, and to the extent of, the positive balances in their respective Capital Accounts, as determined after taking into account all Capital Account adjustments pursuant to the provisions of this Agreement, in accordance with the requirements of Treasury Regulation Section 1.704-1(b)(2)(ii)(b)(2).

                 16. The existing Section 10.05(d) of the Restated Certificate and Agreement is deleted in its entirety.

         IN WITNESS WHEREOF, this Certificate of Amendment to Amended and Restated Certificate and Agreement of Limited Partnership of Dorchester Hugoton, Ltd. has been executed by the following General Partners on the date(s) indicated below, to be effective as of the day and year this Certificate of Amendment is filed in the office of the Secretary of State of Texas.

                                             GENERAL PARTNER:

                                             P.A. PEAK, INC.


DATED:  August 9, 1995                       By:      /s/ PRESTON A. PEAK
                                                      Preston A. Peak, President
                                             Address: 929 Thanksgiving Tower
                                                      1601 Elm Street
                                                      Dallas, Texas  75201



                                             GENERAL PARTNER:

                                             JAMES E. RALEY, INC.


DATED:  August 9, 1995                       By:      /s/ JAMES E. RALEY
                                                      James E. Raley, President
                                             Address: 9666 Atherton Drive
                                                      Dallas, Texas 75243

                            CERTIFICATE OF AMENDMENT

                                     TO THE

                              AMENDED AND RESTATED

                           CERTIFICATE AND AGREEMENT

                                       OF

                              LIMITED PARTNERSHIP

                                       OF

                            DORCHESTER HUGOTON, LTD.

                         Dated as of December 29, 1994


         We, the undersigned, pursuant to the provisions of Section 2.02 of the Texas Revised Limited Partnership Act and Section 11.03 (b) of the Amended and Restated Certificate and Agreement of Limited Partnership of Dorchester Hugoton, Ltd., a Texas limited partnership (the "Partnership"), dated as of August 19, 1982, and filed in the Office of the Secretary of State of Texas on August 20, 1982, as amended by the Certificate of Amendment dated as of July 1, 1985, and filed in the Office of the Secretary of State of Texas on July 30, 1985, as amended by the Certificate of Amendment dated as of October 15, 1987, and filed in the Office of the Secretary of State of Texas on October 20, 1987, as amended by the Certificate of Amendment dated as of November 3, 1988, and filed in the Office of the Secretary of State of Texas on November 10, 1988, as amended by the Certificate of Amendment dated July 26, 1989, and filed in the Office of the Secretary of State of Texas on August 3, 1989, and as amended by the Certificate of Amendment dated as of April 24, 1990, and filed in the Office of the Secretary of State of Texas on April 26, 1990, and as amended by the Certificate of Amendment dated as of August 16, 1990, and filed in the Office of the Secretary of State of Texas on August 30, 1990, as amended by the Certificate of Amendment dated as of February 14, 1991, and filed in the Office of the Secretary of State of Texas on February 15, 1991 (as amended, the "Restated Certificate"), make the following amendments to the Restated
Certificate:

         1. Effective January 1, 1995, Section 3.08(a) of the Restated Certificate is hereby amended in its entirety to read as follows:

                          Subject to the provisions of Section 3.08(b) below, the General Partners shall be entitled to receive reasonable compensation from the Partnership for services rendered in operating and managing the

                          Partnership in an annual aggregate amount equal to $250,000 plus 1% of Gross Income. The compensation payable to the General Partners under this Section 3.08(a) shall be divided among the General Partners equally. For purposes of this Section, the term "Gross Income" shall mean an annual gross income of the Partnership from the Partnership Properties.

         2. The present addresses of the General Partners and the Limited Partner of the Partnership are set forth below their respective names on the signature pages hereof.

         IN WITNESS WHEREOF, this Certificate of Amendment has been executed by the respective parties on the date(s) set forth below to be effective as of the day and year first written above.

                                           GENERAL PARTNER
                                           ---------------

                                           JAMES E. RALEY, INC.
                                           9666 Atherton Drive
                                           Dallas, Texas 75243

                                           By: /s/ JAMES E. RALEY
                                              ------------------------------
                                               James E. Raley, President

THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )


         BEFORE ME, the undersigned authority, on this day personally appeared JAMES E. RALEY, known to me to be the person and officer whose name is subscribed to the foregoing instrument and, upon oath, swore and acknowledged to me that the same was the act of JAMES E. RALEY, INC., a Delaware corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated, and that the statements contained therein are true and correct.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 21st day of December, A.D., 1994.

          MARTYE SHERMAN
[SEAL]     NOTARY PUBLIC
          State of Texas
        Comm. Exp. 06-27-97                /s/ MARTYE SHERMAN
                                           ------------------------------
                                           Notary Public in and for the
                                           State of Texas

                                           GENERAL PARTNER
                                           ---------------

                                           P.A. PEAK, INC.
                                           929 Thanksgiving Tower
                                           1601 Elm Street
                                           Dallas, Texas 75201


                                           By: /s/ PRESTON A. PEAK
                                              ------------------------------
                                               Preston A. Peak, President

THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned authority, on this day personally appeared PRESTON A. PEAK, known to me to be the person and officer whose name is subscribed to the foregoing instrument and, upon oath, swore and acknowledged to me that the same was the act of P.A. PEAK, INC., a Delaware corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated, and that the statements contained therein are true and correct.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 21st day of December, A.D., 1994.

          MARTYE SHERMAN
[SEAL]     NOTARY PUBLIC
          State of Texas
        Comm. Exp. 06-27-97                /s/ MARTYE SHERMAN
                                           ------------------------------
                                           Notary Public in and for the
                                           State of Texas

                                           SOLE LIMITED PARTNER
                                           --------------------

                                           HUGOTON NOMINEE, INC.
                                           9696 Skillman Street
                                           Suite 320, LB-42
                                           Dallas, Texas 75243

                                           By: /s/ PRESTON A. PEAK
                                              ------------------------------
                                               Preston A. Peak, President

THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned authority, on this day personally appeared PRESTON A. PEAK, known to me to be the person and officer whose name is subscribed to the foregoing instrument and, upon oath, swore and acknowledged to me that the same was the act of HUGOTON NOMINEE, INC., a Texas corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated, and that the statements contained therein are true and correct.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 21st day of December, A.D., 1994.

          MARTYE SHERMAN
[SEAL]     NOTARY PUBLIC
          State of Texas
        Comm. Exp. 06-27-97                /s/ MARTYE SHERMAN
                                           ------------------------------
                                           Notary Public in and for the
                                           State of Texas

                            CERTIFICATE OF AMENDMENT

                                     TO THE

                              AMENDED AND RESTATED

                           CERTIFICATE AND AGREEMENT

                                       OF

                              LIMITED PARTNERSHIP

                                       OF

                            DORCHESTER HUGOTON, LTD.

                         Dated as of February 14, 1991


         We, the undersigned, pursuant to the provisions of Section 25 of the Texas Uniform Limited Partnership Act and Section 11.03(b) of the Amended and Restated Certificate and Agreement of Limited Partnership of Dorchester Hugoton, Ltd., a Texas limited partnership (the "Partnership"), dated as of August 19, 1982, and filed in the office of the Secretary of State of Texas on August 20, 1982, as amended by the Certificate of Amendment dated as of July 1, 1985, and filed in the office of the Secretary of State of Texas on July 30, 1985, as amended by the Certificate of Amendment dated as of October 15, 1987, and filed in the office of the Secretary of State of Texas on October 20, 1987, as amended by the Certificate of Amendment dated as of November 3, 1988, and filed in the office of the Secretary of State of Texas on November 10, 1988, as amended by the Certificate of Amendment dated July 26, 1989, and as amended by the Certificate of Amendment dated as of August 16, 1990, and filed in the Office of the Secretary of State of Texas on August 30, 1990 (as amended, the "Restated Certificate"), make the following amendments to the Restated
Certificate:

         1. Effective February 11, 1991, Howard C. Wadsworth (Inc), a Delaware corporation and a General Partner of the Partnership, assigned its Partnership Interest (as defined therein) as a General Partner of the Partnership to James E. Raley, Inc., a Delaware corporation and a General Partner of the Partnership, and P.A. Peak, Inc., a Delaware corporation and a General Partner of the Partnership, in equal shares, whereupon as of such date James E. Raley, Inc. and P.A. Peak, Inc. assumed all of the rights and obligations of Howard

                 C. Wadsworth (Inc) as such General Partners, in equal shares.

         2. Effective February 14, 1991, Section 3.08(a) of the Restated Certificate is hereby amended in its entirety to read as follows:

                          Subject to the provisions of Section 3.08(b) below, the General Partners shall be entitled to receive reasonable compensation from the Partnership for services rendered in operating and managing the Partnership in an annual aggregate amount equal to $150,000 plus 1% of Gross Income. The compensation payable to the General Partners under this Section 3.08(a) shall be divided among the General Partners equally. For purposes of this Section, the term "Gross Income" shall mean the annual gross income of the Partnership from the Partnership Properties.

         3. Effective February 14, 1991, Section 10.02(a) of the Restated Certificate is hereby amended in its entirety to read as follows:

                          Within sixty (60) days after the Withdrawal causing the dissolution, the remaining General Partner(s) must elect to continue the Partnership and may select a Successor General Partner or Successor General Partners, as the case may be, so that after such selection, there shall be two General Partners. The remaining General Partner(s) shall notify the Limited Partners of such selection and, upon the written request of Limited Partners holding more than 25% of the Units, shall call a meeting of the Limited Partners to ratify such selection. If a Majority in Interest of the Limited Partners shall disapprove the selection of such Successor General Partner(s), then the remaining General Partner(s) may select one or more other Successor General Partner(s), as appropriate, to so act, subject to the right of a Majority in Interest of the Limited Partners to disapprove such selection as herein provided. The General Partners may not select an Affiliate to be a Successor General Partner.

         4. The present addresses of the General Partners and the Limited Partner of the Partnership are set forth below their respective names on the signature pages hereof.

         IN WITNESS WHEREOF, this Certificate of Amendment has been executed by the respective parties on the date(s) set forth below to be effective as of the day and year first written above.
                                           GENERAL PARTNER
                                           ---------------

                                           JAMES E. RALEY, INC.
                                           9666 Atherton Drive
                                           Dallas, Texas 75243

                                           By: /s/ JAMES E. RALEY
                                              ------------------------------
                                               James E. Raley, President

THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned authority, on this day personally appeared JAMES E. RALEY, known to me to be the person and officer whose name is subscribed to the foregoing instrument and, upon oath, swore and acknowledged to me that the same was the act of JAMES E. RALEY, INC., a Delaware corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated, and that the statements contained therein are true and correct.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 14th day of February, A.D., 1991.

       VANESSA L. JENSEN, Notary Public
[SEAL] in and for The State of Texas
       My Commission Expires 10-18-93      /s/ VANESSA L. JENSEN
                                           ------------------------------
                                           Notary Public in and for the
                                           State of Texas
My Commission Expires:

Oct. 18, 1993
- ----------------------

                                           GENERAL PARTNER
                                           ---------------

                                           P.A. PEAK, INC.
                                           929 Thanksgiving Tower
                                           1601 Elm Street
                                           Dallas, Texas 75201


                                           By: /s/ PRESTON A. PEAK
                                              ------------------------------
                                               Preston A. Peak, President

THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned authority, on this day personally appeared PRESTON A. PEAK, known to me to be the person and officer whose name is subscribed to the foregoing instrument and, upon oath, swore and acknowledged to me that the same was the act of P.A. PEAK, INC., a Delaware corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated, and that the statements contained therein are true and correct.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 14th day of February, A.D., 1991.

       VANESSA L. JENSEN, Notary Public
[SEAL] in and for The State of Texas
       My Commission Expires 10-18-93      /s/ VANESSA L. JENSEN
                                           ------------------------------
                                           Notary Public in and for the
                                           State of Texas
My Commission Expires:

Oct. 18, 1993
- ----------------------

                                           SOLE LIMITED PARTNER
                                           --------------------

                                           HUGOTON NOMINEE, INC.
                                           9696 Skillman Street
                                           Suite 320, LB-42
                                           Dallas, Texas 75243

                                           By: /s/ PRESTON A. PEAK
                                              ------------------------------
                                               Preston A. Peak, President

THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned authority, on this day personally appeared PRESTON A. PEAK, known to me to be the person and officer whose name is subscribed to the foregoing instrument and, upon oath, swore and acknowledged to me that the same was the act of HUGOTON NOMINEE, INC., a Texas corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated, and that the statements contained therein are true and correct.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 14th day of February, A.D., 1991.

       VANESSA L. JENSEN, Notary Public
[SEAL] in and for The State of Texas
       My Commission Expires 10-18-93      /s/ VANESSA L. JENSEN
                                           ------------------------------
                                           Notary Public in and for the
                                           State of Texas
My Commission Expires:

Oct. 18, 1993
- ----------------------

                            CERTIFICATE OF AMENDMENT

                                     TO THE

                              AMENDED AND RESTATED

                           CERTIFICATE AND AGREEMENT

                                       OF

                              LIMITED PARTNERSHIP

                                       OF

                            DORCHESTER HUGOTON, LTD.

                          Dated as of August 16, 1990


         We, the undersigned, pursuant to the provisions of Section 25 of the Texas Uniform Limited Partnership Act and Section 11.03(b) of the Amended and Restated Certificate and Agreement of Limited Partnership of Dorchester Hugoton, Ltd., a Texas limited partnership (the "Partnership"), dated as of August 19, 1982, and filed in the office of the Secretary of State of Texas on August 20, 1982, as amended by the Certificate of Amendment dated as of July 1, 1985, and filed in the office of the Secretary of State of Texas on July 30, 1985, as amended by the Certificate of Amendment dated as of October 15, 1987, and filed in the office of the Secretary of State of Texas on October 20, 1987, and as amended further by the Certificate of Amendment dated as of November 3, 1988, and filed in the office of the Secretary of State of Texas on November 10, 1988, and as amended further by the Certificate of Amendment dated July 26, 1989 (as amended, the "Restated Certificate"), make the following amendments to the Restated Certificate:

         1. Effective August 16, 1990, James A. Ford, Inc., a Texas corporation and a general partner of the Partnership, merged its interest as a general partner of the Partnership into James E. Raley, Inc., a Delaware corporation wholly-owned by James E. Raley. As of such date, James E. Raley, Inc. was admitted as a general partner of the Partnership and assumed all the rights and obligations of James A. Ford, Inc. as such a partner.

         2. The present addresses of the general partners and the limited partner of the Partnership are set forth below their respective names on the signature pages hereof.

         IN WITNESS WHEREOF, this Certificate of Amendment has been executed by the respective parties on the date(s) set forth below to be effective as of the day and year first written above.

                                           SURVIVING GENERAL PARTNER
                                           -------------------------

                                           JAMES E. RALEY, INC.
                                           9666 Atherton Drive
                                           Dallas, Texas 75243

                                           By: /s/ JAMES E. RALEY
                                              ------------------------------
                                               James E. Raley,
                                               President

STATE OF TEXAS            )
                          )
COUNTY OF DALLAS          )


         BEFORE ME, the undersigned authority, on this day personally appeared JAMES E. RALEY, known to me to be the person and officer whose name is subscribed to the foregoing instrument and, upon oath, swore and acknowledged to me that the same was the act of JAMES E. RALEY, INC., a Delaware corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated, and that the statements contained therein are true and correct.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 16th day of August, A.D., 1990.

       INES TAYLOR Notary Public
[SEAL] in and for The State of Texas
       My Commission Expires 6-2-93        /s/ INES TAYLOR
                                           ------------------------------
                                           Notary Public in and for
                                           the State of Texas

My Commission Expires:
                                           INES TAYLOR
     6-2-93                                ------------------------------
- ----------------------                     (Printed Name of Notary)

                                           MERGING GENERAL PARTNER
                                           -----------------------

                                           JAMES A. FORD, INC.
                                           4097 Clayton Nolan Dr.
                                           Horseshoe Bay, Texas 78654

                                           By: /s/ JAMES A. FORD
                                              ------------------------------
                                               James A. Ford,
                                               President

STATE OF TEXAS            )
                          )
COUNTY OF DALLAS          )


         BEFORE ME, the undersigned authority, on this day personally appeared JAMES A. FORD, known to me to be the person and officer whose name is subscribed to the foregoing instrument and, upon oath, swore and acknowledged to me that the same was the act of JAMES A. FORD, INC., a Delaware corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated, and that the statements contained therein are true and correct.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 16th day of August, A.D., 1990.

       INES TAYLOR Notary Public
[SEAL] in and for The State of Texas
       My Commission Expires 6-2-93        /s/ INES TAYLOR
                                           ------------------------------
                                           Notary Public in and for
                                           the State of Texas

My Commission Expires:
                                           INES TAYLOR
     6-2-93                                ------------------------------
- ----------------------                     (Printed Name of Notary)

                                           GENERAL PARTNER
                                           ---------------

                                           P. A. Peak, INC.
                                           929 Thanksgiving Tower
                                           1601 Elm Street
                                           Dallas, Texas 75201


                                           By: /s/ PRESTON A. PEAK
                                              ------------------------------
                                               Preston A. Peak,
                                               President

STATE OF TEXAS            )
                          )
COUNTY OF DALLAS          )


         BEFORE ME, the undersigned authority, on this day personally appeared PRESTON A. PEAK, known to me to be the person and officer whose name is subscribed to the foregoing instrument and, upon oath, swore and acknowledged to me that the same was the act of P.A. PEAK, INC., a Delaware corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated, and that the statements contained therein are true and correct.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 16th day of August, A.D., 1990.

       INES TAYLOR Notary Public
[SEAL] in and for The State of Texas
       My Commission Expires 6-2-93        /s/ INES TAYLOR
                                           ------------------------------
                                           Notary Public in and for
                                           the State of Texas

My Commission Expires:
                                           INES TAYLOR
     6-2-93                                ------------------------------
- ----------------------                     (Printed Name of Notary)

                                           SOLE LIMITED PARTNER
                                           --------------------

                                           HUGOTON NOMINEE, INC.
                                           9696 Skillman Street
                                           Suite 320, LB-42
                                           Dallas, Texas 75243

                                           By: /s/ KATHLEEN RAWLINGS
                                              ------------------------------
                                               Kathleen Rawlings,
                                               President

STATE OF TEXAS            )
                          )
COUNTY OF DALLAS          )


         BEFORE ME, the undersigned authority, on this day personally appeared KATHLEEN RAWLINGS, known to me to be the person and officer whose name is subscribed to the foregoing instrument and, upon oath, swore and acknowledged to me that the same was the act of HUGOTON NOMINEE, INC., a Texas corporation, and that she executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated, and that the statements contained therein are true and correct.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 29th day of August, A.D., 1990.

       VANESSA L. JENSEN, Notary Public
[SEAL] in and for The State of Texas
       My Commission Expires 10-18-93      /s/ VANESSA L. JENSEN
                                           ------------------------------
                                           Notary Public in and for
                                           the State of Texas
My Commission Expires:
                                           VANESSA L. JENSEN
Oct. 18, 1993                              ------------------------------
- ----------------------                     (Printed Name of Notary)

                                           GENERAL PARTNER
                                           ---------------

                                           HOWARD C. WADSWORTH (INC.)
                                           9696 Skillman Street
                                           Suite 320, LB-42
                                           Dallas, Texas 75243

                                           By:
                                              ------------------------------
                                               Howard C. Wadsworth,
                                               President

STATE OF TEXAS            )
                          )
COUNTY OF DALLAS          )


         BEFORE ME, the undersigned authority, on this day personally appeared HOWARD C. WADSWORTH, known to me to be the person and officer whose name is subscribed to the foregoing instrument and, upon oath, swore and acknowledged to me that the same was the act of HOWARD C. WADSWORTH (INC.), a Delaware corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated, and that the statements contained therein are true and correct.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this ________ day of ________, A.D., 1990.


                                           ------------------------------
                                           Notary Public in and for
                                           the State of Texas
My Commission Expires:

                                           ------------------------------
- ----------------------                     (Printed Name of Notary)

                            CERTIFICATE OF AMENDMENT

                                     TO THE

                              AMENDED AND RESTATED

                           CERTIFICATE AND AGREEMENT

                                       OF

                              LIMITED PARTNERSHIP

                                       OF

                            DORCHESTER HUGOTON, LTD.

                           Dated as of April 24, 1990


         We, the undersigned, pursuant to the provisions of Section 25 of the Texas Uniform Limited Partnership Act and Section 11.03(b) of the Amended and Restated Certificate and Agreement of Limited Partnership of Dorchester Hugoton, Ltd., a Texas limited partnership (the "Partnership"), dated as of August 19, 1982, and filed in the office of the Secretary of State of Texas on August 20, 1982, as amended by the Certificate of Amendment dated as of July 1, 1985, and filed in the office of the Secretary of State of Texas on July 30, 1985, as amended by the Certificate of Amendment dated as of October 15, 1987, and filed in the office of the Secretary of State of Texas on October 20, 1987, and as amended by the Certificate of Amendment dated as of November 3, 1988, and filed in the office of the Secretary of State of Texas on November 10, 1988 and as amended further by the Certificate of Amendment dated as of July 26, 1989, and filed in the office of the Secretary of State of Texas on August 3, 1989 (as amended, the "Restated Certificate"), make the following amendments to the Restated Certificate:

         1. Effective April 24, 1990, James A. Ford, an individual and resident of Texas, and a general partner of the Partnership, transferred his interest as a general partner of the Partnership to James A. Ford, Inc., a Texas corporation wholly-owned by James A. Ford. As of such date, James A. Ford, Inc. was admitted as a general partner of the Partnership and assumed all the rights and obligations of Jams A. Ford as such general partner.

         2. The present addresses of the general partners and the limited partner of the Partnership are set forth below their respective names on the signature pages hereof.

         IN WITNESS WHEREOF, this Certificate of Amendment has been executed by the respective parties on the date(s) set forth below to be effective as of the day and year first written above.

                                           TRANSFEROR GENERAL PARTNER
                                           --------------------------

                                           /s/ JAMES A. FORD
                                           ------------------------------
                                           JAMES A. FORD
                                           9696 Skillman Street
                                           Suite 320, LB-42
                                           Dallas, Texas 75243

STATE OF TEXAS            )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned authority, on this day personally appeared JAMES A. FORD, known to me to be the person whose name is subscribed to the foregoing instrument and, upon oath, swore and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and that the statements contained therein are true and correct.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 24th day of April, A.D. 1990.
                                           /s/ MARTYE SHERMAN
[ S E A L ]                                ------------------------------
                                           Notary Public in and for
                                           the State of Texas
My Commission Expires:
                                           Martye Sherman
    6/27/93                                ------------------------------
- ----------------------                     (Printed Name of Notary)

                                           TRANSFEREE GENERAL PARTNER
                                           --------------------------

                                           JAMES A. FORD, INC., a
                                             Texas corporation
                                           9696 Skillman Street
                                           Suite 320, LB-42
                                           Dallas, Texas 75243

                                           By: /s/ JAMES A. FORD
                                              ------------------------------
                                               James A. Ford, President

STATE OF TEXAS            )
                          )
COUNTY OF DALLAS          )


         BEFORE ME, the undersigned authority, on this day personally appeared JAMES A. FORD, known to me to be the person and officer whose name is subscribed to the foregoing instrument and, upon oath, swore and acknowledged to me that the same was the act of JAMES A. FORD, INC. a Texas corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated, and that the statements contained therein are true and correct.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 24th day of April, A.D. 1990.
                                           /s/ MARTYE SHERMAN
[ S E A L ]                                ------------------------------
                                           Notary Public in and for
                                           the State of Texas
My Commission Expires:
                                           Martye Sherman
    6/27/93                                ------------------------------
- ----------------------                     (Printed Name of Notary)

                                           GENERAL PARTNER
                                           ---------------

                                           P.A. PEAK, INC., a
                                            Delaware corporation
                                           929 Thanksgiving Tower
                                           1601 Elm Street
                                           Dallas, Texas 75201


                                           By: /s/ PRESTON A. PEAK
                                              ------------------------------
                                               Preston A. Peak, President

STATE OF TEXAS            )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned authority, on this day personally appeared PRESTON A. PEAK, known to me to be the person and officer whose name is subscribed to the foregoing instrument and, upon oath, swore and acknowledged to me that the same was the act of P.A. PEAK, INC., a Delaware corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated, and that the statements contained therein are true and correct.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 24th day of April, A.D. 1990.
                                           /s/ MARTYE SHERMAN
[ S E A L ]                                ------------------------------
                                           Notary Public in and for
                                           the State of Texas
My Commission Expires:
                                           Martye Sherman
    6/27/93                                ------------------------------
- ----------------------                     (Printed Name of Notary)

                                           GENERAL PARTNER
                                           ---------------

                                           HOWARD C. WADSWORTH (INC), a
                                            Delaware corporation
                                           9696 Skillman Street
                                           Suite 320, LB-42
                                           Dallas, Texas 75243

                                           By: /s/ HOWARD C. WADSWORTH
                                              -------------------------------
                                               Howard C. Wadsworth, President

STATE OF TEXAS            )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned authority, on this day personally appeared HOWARD C. WADSWORTH, known to me to be the person and officer whose name is subscribed to the foregoing instrument and, upon oath, swore and acknowledged to me that the same was the act of HOWARD C. WADSWORTH (INC), a Delaware corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated, and that the statements contained therein are true and correct.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 24th day of April, A.D. 1990.
                                           /s/ MARTYE SHERMAN
[ S E A L ]                                ------------------------------
                                           Notary Public in and for
                                           State of Texas
My Commission Expires:
                                           Martye Sherman
    6/27/93                                ------------------------------
- ----------------------                     (Printed Name of Notary)

                                           SOLE LIMITED PARTNER
                                           --------------------

                                           HUGOTON NOMINEE, INC., a
                                            Texas corporation
                                           9696 Skillman Street
                                           Suite 320, LB-42
                                           Dallas, Texas 75243

                                           By: /s/ KATHLEEN A. BARRAND RAWLINGS
                                              ----------------------------------
                                               Kathleen A. Barrand Rawlings,
                                               President

STATE OF TEXAS            )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned authority, on this day personally appeared KATHLEEN A. BARRAND RAWLINGS, known to me to be the person and officer whose name is subscribed to the foregoing instrument and, upon oath, swore and acknowledged to me that the same was the act of HUGOTON NOMINEE, INC., a Texas corporation, and that she executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated, and that the statements contained therein are true and correct.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 24th day of April, A.D. 1990.
                                           /s/ MARTYE SHERMAN
[ S E A L ]                                ------------------------------
                                           Notary Public in and for
                                           the State of Texas
My Commission Expires:
                                           Martye Sherman
    6/27/93                                ------------------------------
- ----------------------                     (Printed Name of Notary)

                            CERTIFICATE OF AMENDMENT

                                     TO THE

                              AMENDED AND RESTATED

                           CERTIFICATE AND AGREEMENT

                                       OF

                              LIMITED PARTNERSHIP

                                       OF

                            DORCHESTER HUGOTON, LTD.

                           Dated as of July 26, 1989


         We, the undersigned, pursuant to the provisions of Section 25 of the Texas Uniform Limited Partnership Act and Section 11.03(b) of the Amended and Restated Certificate and Agreement of Limited Partnership of Dorchester
Hugoton, Ltd., a Texas limited partnership (the "Partnership"), dated as of August 19, 1982, and filed in the office of the Secretary of State of Texas on August 20, 1982, as amended by the Certificate of Amendment dated as of July 1, 1985, and filed in the office of the Secretary of State of Texas on July 30, 1985, as amended by the Certificate of Amendment dated as of October 15, 1987, and filed in the office of the Secretary of State of Texas on October 20, 1987, and as amended further by the Certificate of Amendment dated as of November 3, 1988, and filed in the office of the Secretary of State of Texas on November
10, 1988 (as amended, the "Restated Certificate"), make the following amendments to the Restated Certificate:

         1. Effective June 16, 1989, Howard C. Wadsworth (Inc), a Texas corporation, a general partner of the Partnership ("HCW-Texas"), merged into its wholly-owned subsidiary, Howard
                 C. Wadsworth (Inc), a Delaware corporation ("HCW-Delaware"). The surviving corporation of such merger is HCW-Delaware, which as of such date succeeded HCW-Texas as a general partner of the Partnership and assumed all the rights and obligations of HCW-Texas as such general partner.

         2. Effective July 24, 1989, Preston A. Peak, an individual and resident of Texas, and a general partner of the Partnership, transferred his interest as a general partner of the Partnership to P.A. Peak, Inc., a Delaware corporation wholly-owned by Preston A. Peak. As of such date, P.A. Peak, Inc. was admitted as a general partner of the Partnership and assumed all the rights and obligations of Preston A. Peak as such general partner.

         3.      Effective July 26, 1989, the definition of "Unit" contained in
                 Article I of the Restated Certificate is hereby amended in its entirety to read as follows:

                                  "Unit" means a unit of limited partnership
                          interest in the Partnership of a Limited Partner and shall be an undivided 1/10,744,380th interest of the Limited Partners to be allocated Income and Deductions by, and to receive Distributions from, the Partnership.

         4. The present addresses of the general partners and the limited partner of the Partnership are set forth below their respective names on the signature pages hereof.

         IN WITNESS WHEREOF, this Certificate of Amendment has been executed by the respective parties on the date(s) set forth below to be effective as of the day and year first written above.

                                           GENERAL PARTNER
                                           ---------------

                                           HOWARD C. WADSWORTH (INC), a
                                            Delaware corporation
                                           9696 Skillman Street
                                           Suite 320, LB-42
                                           Dallas, Texas 75243

                                           By: /s/ HOWARD C. WADSWORTH
                                              -------------------------------
                                               Howard C. Wadsworth, President

STATE OF TEXAS            )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned authority, on this day personally appeared HOWARD C. WADSWORTH, known to me to be the person and officer whose name is subscribed to the foregoing instrument and, upon oath, swore and acknowledged to me that the same was the act of HOWARD C. WADSWORTH (INC), a Delaware corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated, and that the statements contained therein are true and correct.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 2nd day of August, A.D., 1989.
                                           /s/ MARTYE SHERMAN
[ S E A L ]                                ------------------------------
                                           Notary Public in and for
                                           the State of Texas
My Commission Expires:
                                           Martye Sherman
    6/27/93                                ------------------------------
- ----------------------                     (Printed Name of Notary)

                                           SOLE LIMITED PARTNER
                                           --------------------

                                           HUGOTON NOMINEE, INC., a Texas
                                            corporation
                                           9696 Skillman Street
                                           Suite 320, LB-42
                                           Dallas, Texas 75243

                                           By: /s/ KATHLEEN A. BARRAND
                                              -------------------------------
                                               Kathleen A. Barrand, President

STATE OF TEXAS            )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned authority, on this day personally appeared KATHLEEN A. BARRAND, known to me to be the person and officer whose name is subscribed to the foregoing instrument and, upon oath, swore and acknowledged to me that the same was the act of HUGOTON NOMINEE, INC., a Texas corporation, and that she executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated, and that the statements contained therein are true and correct.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 28th day of July, 1989.

                                           /s/ MARTYE SHERMAN
[ S E A L ]                                ------------------------------
                                           Notary Public in and for
                                           the State of Texas
My Commission Expires:
                                           Martye Sherman
    6/27/93                                ------------------------------
- ----------------------                     (Printed Name of Notary)

                                           GENERAL PARTNER
                                           ---------------

                                           /s/ JAMES A. FORD
                                           ------------------------------
                                           James A. Ford
                                           9696 Skillman Street
                                           Suite 320, LB-42
                                           Dallas, Texas 75243

STATE OF COLORADO         )
                          )
COUNTY OF EL PASO         )

         BEFORE ME, the undersigned authority, on this day personally appeared JAMES A. FORD, known to me to be the person whose name is subscribed to the foregoing instrument and, upon oath, swore and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and that the statements contained therein are true and correct.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 1st day of August, A.D., 1989.
                                           /s/ DONNA L. BERG
[ S E A L ]                                ------------------------------
                                           Notary Public in and for
                                           the State of Colorado
My Commission Expires:
                                           Donna L. Berg
    8/19/1989                              ------------------------------
- ----------------------                     (Printed Name of Notary)

                                           TRANSFEREE GENERAL PARTNER
                                           --------------------------

                                           P.A. PEAK, INC., a Delaware
                                            corporation
                                           929 Thanksgiving Tower
                                           1601 Elm Street
                                           Dallas, Texas 75201


                                           By: /s/ PRESTON A. PEAK
                                              ------------------------------
                                               Preston A. Peak, President

STATE OF TEXAS            )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned authority, on this day personally appeared PRESTON A. PEAK, known to me to be the person and officer whose name is subscribed to the foregoing instrument and, upon oath, swore and acknowledged to me that the same was the act of P.A. PEAK, INC., a Delaware corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated, and that the statements contained therein are true and correct.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 28th day of July, A.D., 1989.
                                           /s/ KATHLEEN A. BARRAND
[ S E A L ]                                ------------------------------
                                           Notary Public in and for
                                           the State of Texas
My Commission Expires:
                                           Kathleen A. Barrand
    9/25/91                                ------------------------------
- ----------------------                     (Printed Name of Notary)

                                           TRANSFEROR GENERAL PARTNER
                                           --------------------------

                                           /s/ PRESTON A. PEAK
                                           ------------------------------
                                           Preston A. Peak
                                           9696 Skillman Street
                                           Suite 320, LB-42
                                           Dallas, Texas 75243

STATE OF TEXAS            )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned authority, on this day personally appeared PRESTON A. PEAK, known to me to be the person whose name is subscribed to the foregoing instrument and, upon oath, swore and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and that the statements contained therein are true and correct.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this 28th day of July, A.D.,
1989.
                                           /s/ KATHLEEN A. BARRAND
[ S E A L ]                                ------------------------------
                                           Notary Public in and for
                                           the State of Texas
My Commission Expires:
                                           Kathleen A. Barrand
    9/25/91                                ------------------------------
- ----------------------                     (Printed Name of Notary)

                           CERTIFICATE OF AMENDMENT
                                    TO THE
                             AMENDED AND RESTATED
                          CERTIFICATE AND AGREEMENT
                                      OF
                             LIMITED PARTNERSHIP
                                      OF
                           DORCHESTER HUGOTON, LTD.

                         Dated as of November 3, 1988

                 We, the undersigned, pursuant to Sections 25 and 26 of the Texas Uniform Limited Partnership Act, TEX. REV. CIV. STAT. ANN. art. 6132a, 25-26 (Vernon 1970), and Section 11.03(b) of the Amended and Restated Certificate and Agreement of Limited Partnership of Dorchester Hugoton, Ltd., a Texas limited partnership (the "Partnership"), dated as of August 19, 1982. and filed in the office of the Secretary of State of Texas on August 20, 1982, as amended by the Certificate of Amendment, dated as of July 1, 1985, and filed in the office of the Secretary of State of Texas on July 30, 1985, as amended by the Certificate of Amendment, dated as of October 15, 1987, and filed in the office of the Secretary of State of Texas, October 20, 1987 (as amended, the "Restated Certificate") make the following amendments to the Restated
Certificate:

                 Effective November 3, 1988, the principal place of business as contained in Section 2.02 of Article II of the Restated Certificate is hereby amended in its entirety to read as follows:

                 2.02 Principal Place of Business. The principal place of business of the Partnership is 9696 Skillman Street, Suite 320-LB42, Dallas, Texas 75243-8200. The General Partners may change the principal place of business of the Partnership and the Limited Partners shall be furnished with written notice of any such change. The General Partners may establish such other places of business as they may determine to be in the best interests of the Partnership.

                 IN WITNESS WHEREOF, this Certificate of Amendment has been duly executed by the respective parties on the date(s) set forth below to be effective as of the day and year first written above.

                                           GENERAL PARTNER
                                           ---------------

                                           /s/ JAMES A. FORD
                                           ------------------------------
                                           James A. Ford
                                           9696 Skillman Street
                                           Suite 320, LB-42
                                           Dallas, Texas 75243-8200

STATE OF TEXAS

COUNTY OF DALLAS

         BEFORE ME, the undersigned authority, on this day personally appeared JAMES A. FORD, known to me to be the person whose name is subscribed on the foregoing document, and, being by me first duly sworn declared that the statements contained therein are true and correct.

         GIVEN UNDER MY HAND AND SEAL of office on the 3rd day of November.

                                           /s/ MARTYE SHERMAN
(SEAL)                                     ------------------------------
                                           Notary Public in and for
                                           The State of Texas
My Commission expires:
                                           Martye Sherman
    6/26/89                                ------------------------------
- ----------------------                     (Printed name of notary)

                                           GENERAL PARTNER
                                           --------------------------

                                           /s/ PRESTON A. PEAK
                                           ------------------------------
                                           Preston A Peak
                                           9696 Skillman Street
                                           Suite 320 LB-42
                                           Dallas, Texas 75243-8200

STATE OF TEXAS

COUNTY OF DALLAS

         BEFORE ME, the undersigned authority, on this day personally appeared PRESTON A. PEAK, known to me to be the person whose name is subscribed on the foregoing document, and, being by me first duly sworn declared that the statements contained therein are true and correct.

         GIVEN UNDER MY HAND AND SEAL of office on this 3rd day of November.

                                           /s/ MARTYE SHERMAN
(SEAL)                                     ------------------------------
                                           Notary Public in and for
                                           The State of Texas
My Commission expires:
                                           Martye Sherman
    6/26/89                                ------------------------------
- ----------------------                     (Printed name of notary)

                                           GENERAL PARTNER
                                           ---------------

                                           HOWARD C. WADSWORTH (INC)
                                           9696 Skillman Street
                                           Suite 320 LB-42
                                           Dallas, Texas 75243-8200

                                           By: /s/ HOWARD C. WADSWORTH
                                              -------------------------------
                                               Howard C. Wadsworth, President

STATE OF TEXAS

COUNTY OF DALLAS

         BEFORE ME, the undersigned authority, on this day personally appeared HOWARD C. WADSWORTH, known to me to be the person whose name is subscribed on the foregoing document, and, being by me first duly sworn declared that the same was the act of said HOWARD C. WADSWORTH (INC), a corporation, and that he executed the same as the act of said corporation and that the statements contained therein are true and correct.

         GIVEN UNDER MY HAND AND SEAL of office on this 3rd day of November.

                                           /s/ MARTYE SHERMAN
(SEAL)                                     ------------------------------
                                           Notary Public in and for
                                           The State of Texas
My Commission expires:
                                           Martye Sherman
    6/26/89                                ------------------------------
- ----------------------                     (Printed name of notary)

                                           LIMITED PARTNER

                                           HUGOTON NOMINEE, INC.
                                           9696 Skillman Street
                                           Suite 320 LB-42
                                           Dallas, Texas 75243-8200

                                           By: /s/ KATHLEEN A. BARRAND
                                              -------------------------------
                                               Kathleen A. Barrand, President

STATE OF TEXAS

COUNTY OF DALLAS


         BEFORE ME, the undersigned authority, on this day personally appeared KATHLEEN A. BARRAND, known to me to be the person whose name is subscribed on the foregoing document, and, being by me first duly sworn, declared that the same was the act of said HUGOTON NOMINEE, INC., a corporation, and that she executed the same as the act of said corporation and that the statements contained therein are true and correct.

         GIVEN UNDER MY HAND AND SEAL of office on this 3rd day of November.

                                           /s/ MARTYE SHERMAN
(SEAL)                                     ------------------------------
                                           Notary Public in and for
                                           The State of Texas
My Commission expires:
                                           Martye Sherman
    6/26/89                                ------------------------------
- ----------------------                     (Printed name of notary)

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                              AMENDED AND RESTATED
                           CERTIFICATE AND AGREEMENT
                                       OF
                              LIMITED PARTNERSHIP
                                       OF
                            DORCHESTER HUGOTON, LTD.

                          Dated as of October 15, 1987

         We, the undersigned, pursuant to Sections 25 and 26 of the Texas Uniform Limited Partnership Act, TEX. REV. CIV. STAT. ANN. art. 6132a,
Sections 25-26 (Vernon 1970), and Section 11.03(b) of the Amended and Restated Certificate and Agreement of Limited Partnership of Dorchester Hugoton, Ltd., a Texas limited partnership (the "Partnership"), dated as of August 19, 1982, and filed in the office of the Secretary of State of Texas on August 20, 1982, as amended by the Certificate of Amendment, dated as of July 1, 1985, and filed in the office of the Secretary of State of Texas on July 30, 1985 (as amended, the "Restated Certificate"), make the following amendments to the Restated
Certificate:

         1. Effective October 15, 1987, the definition of "Unit" contained in Article I of the Restated Certificate is hereby amended in its entirety to read as follows:

                 "Unit" means a unit of limited partnership interest in the Partnership of a Limited Partner and shall be an undivided 1/5,372,190th interest of the Limited Partners to be allocated Income and Deductions by, and to receive Distributions from, the Partnership.

         2. The present addresses of the General Partners are set forth below their respective names on the signature pages hereof.

         3. The first two pages of Exhibit A-1 to the Restated Certificate, consisting of a two-page preamble relating to the Stevens County, Kansas, leasehold interests of the Partnership, are hereby deleted therefrom and the following is hereby substituted therefor:

                                  EXHIBIT "A"

                       STEVENS COUNTY, KANSAS, LEASEHOLDS

                 The leasehold estates created by or existing under and by virtue of those certain oil, gas and mineral leases hereinafter described, covering lands in Stevens County, Kansas, hereinafter described, insofar as said leasehold estates cover the oil, gas and other mineral leasehold rights in, and the title to oil, gas and other minerals in and that may be produced from all zones and horizons all or part of which are situated above sea level, save and except the zones and horizons situated in their entirety below the base of the Wreford Limestone of the Council Grove Group down to the base of the Forakre Limestone of the Council Grove Group but including the overriding royalty interest in said leases at specified depths described in the Assignment dated July 10, 1981, recorded in Volume 92, page 458 of the Records of the Register of Deeds, Stevens County, Kansas; but subject, however, to the exceptions, limitations and burdens hereinafter referred to and to the exception and limitation that certain of said leasehold estates are limited to gas rights only and that rights, titles and interests with respect to oil and minerals other than gas are intended to be included herein and covered hereby only to the extent owned by assignors. Each said leasehold estate is the full leasehold estate (i.e., subject to a royalty reserved by the lease to lessors measured by no more than 1/8th) with respect to the gas and gas rights in and under the lands hereinafter described as covered thereby (subject to the exceptions, limitations and burdens herein specified or referred
         to), except that with respect to the seven Group "C" well units last described below only an undivided 2/5 interest in the full leasehold estate in the lands included in and comprising said units is included in and covered hereby (subject to said exceptions, limitations and burdens).

                 There are expressly excepted from the leasehold estates included herein and covered hereby all necessary and appropriate rights and privileges, with respect to ingress and egress and otherwise, for the drilling of wells into zones and horizons situated in their entirety below the base of the Wreford Limestone of the Council Grove Group down to the base of the Forakre Limestone of the Council Grove Group and for the operation of wells drilled to such zones and horizons, including but without limitation, all necessary or appropriate easements and privileges for the gathering, storage, handling and transportation of any and all production from wells drilled to zones and formations below the base of the Wreford Limestone and down to the base of the Forakre Limestone, and for the carrying on of secondary recovery operations for such formations, provided, however, that the exercise of such rights and privileges shall not unreasonably interfere with the exercise of similar rights and privileges by the owners of zones and horizons which are situated above the base of the Wreford Limestone down to the base of the Forakre Limestone. There are also expressly excepted all hereditaments and appurtenances insofar as they pertain to any and all of the interests, properties or rights which are herein expressly excepted.

                 Certain of the leasehold estates hereinafter described are subject to overriding royalties or payments out of production heretofore reserved with respect to gas produced and marketed therefrom, those particular leases and tracts of land so burdened by said reserved interests being hereinafter specified and reference made to the appropriate contract or instrument containing the terms and provisions of such reservations.

                 Further said leasehold estates are subject to the terms and provisions of (a) that certain Gas Purchase and Sales Agreement dated January 1, 1961, between Panhandle Eastern Pipe Line Company, as Buyer, and Dorchester Corporation, as Seller, as amended by Amendment to Gas Purchase and Sales Agreement dated April 20, 1973, by and between Panhandle Eastern Pipe Line Company, as Buyer, and Dorchester Gas Producing Company, as Seller, (b) certain Operating Agreement and other agreements or instruments hereinafter specifically described, and (c) division orders, and unitization agreements relating to said leaseholds which are recorded in the appropriate records of said county.

The remainder of the Restated Certificate remains unchanged.

         IN WITNESS WHEREOF, this Certificate of Amendment has been duly executed by the respective parties on the date(s) set forth below to be effective as of the day and year first written above.

                                           GENERAL PARTNERS:


                                           /s/ JAMES A. FORD
                                           ------------------------------
                                           James A. Ford
                                           9696 Skillman Street
                                           Suite 320, LB-42
                                           Dallas, Texas 75243

STATE OF TEXAS            )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned authority, on this day personally appeared JAMES A. FORD, known to me to be the person whose name is subscribed on the foregoing document, and, being by me first duly sworn declared that the statements contained therein are true and correct.

         GIVEN UNDER MY HAND AND SEAL of office on this 16th day of October,
1987.

                                           /s/ MARTYE L. SHERMAN
[SEAL]                                     ------------------------------
                                           Notary Public in and for
                                           The State of Texas
My Commission expires:
                                           Martye L. Sherman
    6/27/89                                ------------------------------
- ----------------------                     [Printed name of notary]

                                           /s/ PRESTON A. PEAK
                                           ------------------------------
                                           Preston A. Peak
                                           9696 Skillman Street
                                           Suite 320 LB 42
                                           Dallas, Texas 75243

STATE OF TEXAS            )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned authority, on this day personally appeared PRESTON A. PEAK, known to me to be the person whose name is subscribed on the foregoing document, and, being by me first duly sworn declared that the statements contained therein are true and correct.

         GIVEN UNDER MY HAND AND SEAL of office on this 16th day of October,
1987.

                                           /s/ MARTYE L. SHERMAN
[SEAL]                                     ------------------------------
                                           Notary Public in and for
                                           The State of Texas
My Commission expires:
                                           Martye L. Sherman
    6/27/89                                ------------------------------
- ----------------------                     [Printed name of notary]

                                           HOWARD C. WADSWORTH (INC)
                                           9696 Skillman Street
                                           Suite 320 LB 42
                                           Dallas, Texas 75243

                                           By: /s/ HOWARD C. WADSWORTH
                                              -------------------------------
                                               Howard C. Wadsworth, President

STATE OF TEXAS            )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned authority, on this day personally appeared HOWARD C. WADSWORTH, known to me to be the person whose name is subscribed on the foregoing document, and, being by me first duly sworn declared that the same was the act of said HOWARD C. WADSWORTH (INC), a corporation, and that he executed the same as the act of said corporation and that the statements contained therein are true and correct.

         GIVEN UNDER MY HAND AND SEAL of office on this 16th day of October,
1987.

                                           /s/ MARTYE L. SHERMAN
[SEAL]                                     ------------------------------
                                           Notary Public in and for
                                           The State of Texas
My Commission expires:
                                           Martye L. Sherman
    6/27/89                                ------------------------------
- ----------------------                     [Printed name of notary]

                                           LIMITED PARTNER:

                                           HUGOTON NOMINEE, INC.

                                           By: /s/ KATHLEEN A. BARRAND
                                              ------------------------------
                                           Its: President
                                               -----------------------------


STATE OF TEXAS            )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned authority, on this day personally appeared KATHLEEN A. BARRAND, known to me to be the person whose name is subscribed on the foregoing document, and, being by me first duly sworn, declared that the same was the act of said HUGOTON NOMINEE, INC., a corporation, and that she executed the same as the act of said corporation and that the statements contained therein are true and correct.

         GIVEN UNDER MY HAND AND SEAL on this 16th day of October,
1987.

                                           /s/ MARTYE L. SHERMAN
[SEAL]                                     ------------------------------
                                           Notary Public in and for
                                           The State of Texas
My Commission expires:
                                           Martye L. Sherman
    6/27/89                                ------------------------------
- ----------------------                     [Printed name of notary]

                            CERTIFICATE OF AMENDMENT

                                      TO

                      AMENDED AND RESTATED CERTIFICATE AND

                        AGREEMENT OF LIMITED PARTNERSHIP

                          OF DORCHESTER HUGOTON, LTD.

                            Dated as of July 1, 1985


         We, the undersigned, make the following amendments to the Amended and Restated Certificate and Agreement of Limited Partnership of Dorchester Hugoton, Ltd. (the "Partnership") dated as of August 19, 1982, and filed in the office of the Secretary of State of Texas on August 20, 1982 (the "Certificate and Agreement"), which amended and restated the original Certificate and Agreement of Limited Partnership dated as of June 16, 1982, and filed in the office of the Secretary of State of Texas on June 17, 1982, to-wit:

         1. Effective July 1, 1985, John R. Barnes, with the consent of the other General Partners of the Partnership in accordance with the terms of the Certificate and Agreement, transferred his entire Partnership Interest (as defined therein) as a General Partner of the Partnership to Howard C. Wadsworth
(Inc), a Texas corporation, which as of such date was admitted as a General Partner of the Partnership and assumed all of the rights and obligations of John R. Barnes as such General Partner.

         2. The present addresses of the General Partners and Limited Partner of the Partnership are set forth below next to their respective names.

         IN WITNESS WHEREOF, this Certificate and Amendment has been executed by the respective parties on the date(s) set forth below to be effective as of the day and year first above written.

                                           GENERAL PARTNERS:
                                           -----------------


                                           /s/ JAMES A. FORD
                                           ------------------------------
                                           James A. Ford
                                           9708 Skillman Street
                                             Suite 107
                                           Dallas, Texas 75243

STATE OF TEXAS            )
                            SS.:
COUNTY OF DALLAS          )

        BEFORE ME, the undersigned authority, in and for said County and State, on this day personally appeared JAMES A. FORD, known to me to be the person whose name is subscribed to the foregoing instrument, and, upon oath, swore and acknowledged to me that he executed the same as his free act and deed, for the purposes and consideration therein expressed, and that the statements therein are true and correct.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 22nd day of July, 1985.

                                           /s/ KATHLEEN A. BARRAND
                                           ------------------------------
                                           Notary Public in and for
                                           Dallas County, Texas
My Commission Expires:

       9/87
- ----------------------

                                           /s/ PRESTON A. PEAK
                                           ------------------------------
                                           Preston A. Peak
                                           9708 Skillman Street
                                             Suite 107
                                           Dallas, Texas 75243

STATE OF TEXAS            )
                           SS.:
COUNTY OF DALLAS          )

        BEFORE ME, the undersigned authority, in and for said County and State, on this day personally appeared PRESTON A. PEAK, known to me to be the person whose name is subscribed to the foregoing instrument, and, upon oath, swore and acknowledged to me that he executed the same as his free act and deed, for the purposes and consideration therein expressed, and that the statements therein are true and correct.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 19th day of July, 1985.

                                           /s/ KATHLEEN A. BARRAND
                                           ------------------------------
                                           Notary Public in and for
                                            Dallas County, Texas
My Commission Expires:

       9/87
- ----------------------

                                           HOWARD C. WADSWORTH (INC)
                                           9708 Skillman Street
                                             Suite 107
                                           Dallas, Texas 75243

                                           By: /s/ HOWARD C. WADSWORTH
                                              ------------------------------
                                               Howard C. Wadsworth,
                                               President

STATE OF TEXAS            )
                           SS.:
COUNTY OF DALLAS          )


        BEFORE ME, the undersigned authority, in and for said County and State, on this day personally appeared HOWARD C. WADSWORTH, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and, upon oath, swore and acknowledged to me that the same was the act of the said HOWARD C. WADSWORTH (INC), a corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated, and that the statements therein are true and correct.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 19th day of July, 1985.

                                           /s/ KATHLEEN A. BARRAND
                                           ------------------------------
                                           Notary Public in and for
                                             Dallas County, Texas
My Commission Expires:

       9/87
- ----------------------

                                           SOLE LIMITED PARTNER:
                                           ---------------------

                                           HUGOTON NOMINEE, INC.
                                           9708 Skillman Street
                                             Suite 107
                                           Dallas, Texas 75243

                                           By: /s/ KATHLEEN A. BARRAND
                                              ------------------------------
                                               Authorized Officer

STATE OF TEXAS            )
                           SS.:
COUNTY OF DALLAS          )

        BEFORE ME, the undersigned authority, in and for said County and State, on this day personally appeared KATHLEEN A. BARRAND, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and, upon oath, swore and acknowledged to me that the same was the act of the said HUGOTON NOMINEE, INC., a corporation, and that she executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated, and that the statements therein are true and correct.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 22nd day of July, 1985.

                                           /s/ CHARLOTTE A. MORRIS
                                           ------------------------------
                                           Notary Public in and for
                                            Dallas County, Texas
My Commission Expires:

January 28, 1989
- ----------------------

                                           TRANSFEROR GENERAL PARTNER:
                                           ---------------------------

                                           /s/ JOHN R. BARNES
                                           ------------------------------
                                           John R. Barnes

STATE OF TEXAS            )
                           SS.:
COUNTY OF DALLAS          )


        BEFORE ME, the undersigned authority, in and for said County and State, on this day personally appeared JOHN R. BARNES, known to me to be the person whose name is subscribed on the foregoing instrument, and, upon oath, swore and acknowledged to me that he executed the same as his free act and deed, for the purposes and consideration therein expressed and that the statements therein are true and correct.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 22nd day of July, 1985.

                                           /s/ CHARLOTTE MORRIS
                                           ------------------------------
                                           Notary Public in and for
                                            Dallas County, Texas
My Commission Expires:

January 28, 1989
- ----------------------

                              AMENDED AND RESTATED

                           CERTIFICATE AND AGREEMENT

                                       OF

                              LIMITED PARTNERSHIP

                                       OF

                            DORCHESTER HUGOTON, LTD.



                                AUGUST 19, 1982

                               TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----
ARTICLE I -  Definitions................................................................    2
ARTICLE II -  Organization..............................................................    7
  2.01        Name of the Partnership...................................................    7
  2.02        Principal Place of Business...............................................    7
  2.03        Purpose...................................................................    7
  2.04        Commencement..............................................................    7
ARTICLE III -  The General Partners.....................................................    7
  3.01        Allocation of Authority and Responsibility
              Between the General Partners..............................................    7
  3.02        Authority of General Partners.............................................    8
  3.03        Limitations on General Partners...........................................   10
  3.04        Covenants of General Partners
              Respecting Federal Income Tax Matters.....................................   11
  3.05        Liability of General Partners.............................................   12
  3.06        Indemnification...........................................................   12
  3.07        Reimbursement of General Partners.........................................   14
  3.08        Compensation of General Partners..........................................   14
  3.09        Reliance by Third Parties.................................................   14
ARTICLE IV -  The Limited Partners......................................................   15
  4.01        Rights of Limited Partners................................................   15
  4.02        Voting by Limited Partners................................................   16
  4.03        Limitations on Limited Partners...........................................   17
  4.04        Representations of the Limited Partners...................................   17
  4.05        Power of Attorney.........................................................   18
ARTICLE V -  Contributions..............................................................   19
  5.01        Initial Contributions.....................................................   19
  5.02        Additional Funding........................................................   19
ARTICLE VI -  Allocations...............................................................   20
  6.01        Tax Allocations...........................................................   20
ARTICLE VII -  Distributions............................................................   20
  7.01        Interim Distributions.....................................................   20
  7.02        Liquidating Distributions.................................................   20

                                       (i)

                                                                                          PAGE
                                                                                          ----
ARTICLE VIII -  Books, Records and Reports..............................................   20
  8.01    Method of Accounting..........................................................   20
  8.02    Fiscal Year...................................................................   21
  8.03    Capital Accounts..............................................................   21
  8.04    Audits........................................................................   21
  8.05    Reports and Financial Statements..............................................   21
  8.06    Tax Reports...................................................................   22
  8.07    Operations Reports............................................................   22
  8.08    Inspection....................................................................   22
ARTICLE IX -  Transfer of Partnership Interests.........................................   22
  9.01    General Partners..............................................................   22
  9.02    Limited Partners..............................................................   23
  9.03    Transfer to Non-citizen.......................................................   24
  9.04    Redemption of Non-citizen's Units.............................................   25
  9.05    Subdivided Units Prohibited...................................................   26
ARTICLE X -  Dissolution and Liquidation................................................   26
  10.01   Dissolution...................................................................   26
  10.02   Reconstitution................................................................   27
  10.03   Winding Up....................................................................   27
  10.04   Accounting on Dissolution.....................................................   28
  10.05   Liquidation...................................................................   28
ARTICLE XI -  Miscellaneous.............................................................   28
  11.01   Right to Compete..............................................................   28
  11.02   Scope of Agreement............................................................   29
  11.03   Amendments....................................................................   29
  11.04   Applicable Law................................................................   30
  11.05   Notices.......................................................................   30
  11.06   Assigns.......................................................................   30
  11.07   Gender and Number.............................................................   30
  11.08   Execution.....................................................................   30
SIGNATURES AND JURATS...................................................................   31
EXHIBIT A -  Description of Contributed Properties
EXHIBIT B -  Form of Certificate of Limited
              Partnership Units

                                      (ii)



0254k

                              AMENDED AND RESTATED

                           CERTIFICATE AND AGREEMENT

                                       OF

                              LIMITED PARTNERSHIP

                                       OF

                            DORCHESTER HUGOTON, LTD.

     THIS CERTIFICATE AND AGREEMENT OF LIMITED PARTNERSHIP is made and entered into as of the 19th day of August, 1982, by and among John R. Barnes, James A. Ford and Preston A. Peak, individuals residing in Dallas County, Texas, as General Partners, George S. Rooker, as a withdrawing General Partner, Dorchester Gas Corporation, a Delaware corporation ("Dorchester"), as the initial Limited Partner, Hugoton Nominee, Inc., a Texas corporation ("Nominee"), in its capacity as Nominee under a Nominee Agreement dated as of August 19, 1982, as the initial substituted Limited Partner, and all other parties admitted to the Partnership created hereby as Limited Partners in accordance with the terms hereof, for the purpose of amending and restating in its entirety the Agreement of Limited Partnership of Dorchester Hugoton, Ltd., a Texas limited partnership, as filed in the office of the Secretary of State of Texas on June 17, 1982;

     WHEREAS, Dorchester wishes to distribute to its stockholders an 80% working interest in Dorchester's beneficial interest in certain oil and gas leases and properties described on Exhibit A ("the Contributed Properties");

     WHEREAS, Dorchester has caused the Contributed Properties to be contributed to the Partnership;

     WHEREAS, Dorchester, as the initial Limited Partner, has deposited the Units with Mercantile National Bank at Dallas, as Depositary, pursuant to the terms of a Depositary Agreement dated as of June 17, 1982, for distribution to Dorchester stockholders of record on July 2, 1982 as a dividend, and to certain key employees (collectively, the "Distributees");

     WHEREAS, it is necessary to provide a nominee to act as a limited partner of record until such time as the Distributees or their successors and assigns elect to become, and are admitted as, substituted Limited Partners under this Agreement and applicable state law;

     WHEREAS, Nominee, in such capacity, is hereby substituted for Dorchester as Limited Partner of record; and

     WHEREAS, George S. Rooker desires to withdraw as a General Partner and transfer his interest in the Partnership as a General Partner to James A. Ford;

     WHEREAS, the General Partners desire to otherwise amend the Agreement of Limited Partnership as permitted by its terms;

     NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     When used in this Agreement, the following terms have the meanings assigned to them in this Section.

     "Affiliate" means (i) a General Partner; (ii) any Person directly or indirectly owning, controlling or holding with power to vote, 10% or more of the outstanding voting securities of a General Partner; (iii) any Person, 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote, by a General Partner; (iv) any Person directly or indirectly controlling, controlled by or under common control with a General Partner; (v) any officer or director of a General Partner; and (vi) any partnership in which a General Partner or any Affiliate acts as a partner; (vii) any spouse of an Affiliate; (viii) any lineal ancestor, lineal descendant, brother or sister of an Affiliate.

     "Area of Interest" means the geographical areas covered by the Contributed Properties, the areas included within any area of interest defined in any agreement existing on the Commencement Date covering the Contributed Properties and such other geographical areas within the Hugoton Embayment as the General Partners may designate from time to time.

     "Applicable Percentage Interest" means, when referring to the Limited Partners, Limited Partners who own, at the time of determination, more than the following percentage of the Units owned by all Limited Partners:



    TIME OF DETERMINATION                                            APPLICABLE PERCENTAGE INTEREST
    ---------------------                                            ------------------------------
    From June 16, 1982 to June 16, 1984                                             100%
    From June 17, 1984 to June 16, 1985                                              95%
    From June 17, 1985 to June 16, 1986                                              90%
    From June 17, 1986 to June 16, 1987                                              85%
    After June 16, 1987                                                              80%

     "Capital Account", as to each Partner, means an account (i) to which are credited Capital Contributions made by and Income allocated to such Partner and (ii) to which are charged Deductions allocated to such Partner and Distributions made to such Partner.

     "Capital Contribution" means the amount of cash and the agreed value of any property contributed by a Partner to the Partnership.

     "Code" means the Internal Revenue Code of 1954, as amended and hereafter amended, and applicable regulations thereunder.

     "Commencement Date" means the date that a certificate of limited partnership is duly filed with the Secretary of the State of Texas.

     "Contributed Properties" means the properties described on Exhibit A hereto.

     "Deductions" means expenses, depreciation, depletion, losses and other deductions determined in accordance with federal income tax principles, and any other expenditures which are not capitalizable for federal income tax purposes and which do not constitute Distributions or principal repayments of Loans, except that for book purposes no percentage depletion will be taken and cost depletion and gain or loss on the disposition of depletable properties will be computed by the Partnership based on the book basis of such properties.

     "Depositary" means Mercantile National Bank at Dallas, Dallas, Texas for the Depositary Units or any successor to it as Depositary under the Depositary Agreement.

     "Depositary Account" means the account established by the Depositary pursuant to the Depositary Agreement to hold Depositary Units.

     "Depositary Agreement" means the agreement so designated, entered into among the Partnership, the Depositary, and the General Partners, as attorney-in-fact of the Limited Partners in the Partnership, and holders from time to time of Depositary Receipts, as it may be amended or supplemented from time to time.

     "Depositary Receipt" means a Depositary Receipt, issued by the Depositary in accordance with the Depositary Agreement, evidencing ownership of one or more Depositary Units.

     "Depositary Unit" means a Unit on deposit with the Depositary pursuant to the Depositary Agreement.

     "Distributable Cash" at the end of any relevant period means all cash of the Partnership which is in excess of the amount which the General Partners determine in their sole discretion is required to be retained as working capital or reserves to pay projected or contingent costs or otherwise to carry on the business of the Partnership.

     "Distribution" means the amount of cash and the agreed value of any property distributed by the Partnership to a Partner.

     "Eligible Citizen" means (a) a citizen or national of the United States, or
(b) an alien lawfully admitted for permanent residence in the United States as defined in 8 U.S.C. 1101(a)(20), or (c) a private, public or municipal corporation organized under the laws of the United States or of any State or of the District of Columbia, or territory thereof, or (d) an association (including a partnership) of such citizens, nationals, resident aliens, or private, public or municipal corporations, States or political subdivisions of States.

     "Entity" means any corporation, association, partnership, joint venture, trust, estate or other organization.

     "General Partners" means the Person or Persons serving as General Partners under this Agreement during the period they are so serving.

     "Income" means all income and gain determined in accordance with federal income tax principles and other amounts not properly treated as Capital Contributions, Loan proceeds or a return of capital.

     "Lease" means an oil or gas lease, permit, license, option, application or interest in real property, or a contractual right in or affecting the foregoing, which permits the exploration for or production of oil, gas or related hydrocarbons or the receipt of such production or proceeds therefrom.

     "Limited Partner", for purposes of allocations and Distributions, means each Person, including a General Partner, who has acquired one or more Units pursuant to the terms of this Agreement and for all other purposes, means each Person who owns one or more Units and who has been designated as a limited partner of the Partnership on the certificate of limited partnership of the Partnership on file with the Secretary of State of the State of Texas.

     "Limited Partners Pro Rata" means among the Limited Partners in the ratio of the Units owned by each.

     "Liquidating Trustee" (i) means the General Partners unless the Partnership is dissolved by reason of the Withdrawal of all of them except as permitted by
Section 10.01(d); (ii) means the non-Withdrawing General Partner(s) if the Partnership is dissolved by the Withdrawal of one but not all of the General Partners pursuant to Section 10.01(b) and (iii) means a Person selected by a vote of the Applicable Percentage Interest of the Limited Partners if all of the General Partners have withdrawn from the Partnership other than as permitted by
Section 10.01(d).

     "Loan" means a debt of the Partnership created by borrowing money or selling a Partnership debt obligation for cash.

     "Majority in Interest" means, when referring to the Limited Partners, Limited Partners who own, at the time of determination, more than 50% of the Units owned by all Limited Partners.

     "Management Agreement" means the agreement so designated which may be entered into between the Partnership and a third party relating to the operation of the Partnership.

     "Net Income" for each year means the excess of Income for such year over Deductions for such year, exclusive of Deductions attributable to Contributed Property.

     "Non-citizen" means a person who is not an Eligible Citizen, and "Non-citizen Assignee" means an Assignee who has certified in a Transfer Application or otherwise that he is not an Eligible Citizen or is given that status pursuant to Section 9.03(d).

     "Non-Recourse Loan" means a Loan as to which no Partner is liable other than in respect of his interest in Partnership assets, excluding the asset consisting of the right of the Partnership to Capital Contributions from a Partner.

     "Partners" means the General Partners and the Limited Partners.

     "Partnership" means the limited partnership created by this Agreement.

     "Partnership Interest", as to any Partner, means all of the interests of that Partner in the Partnership, including, without limitation, his (i) right to a distributive share of the profits and losses of the Partnership; (ii) right to a distributive share of the assets of the Partnership and (iii) right, if a General Partner, to participate in the management of the affairs of the Partnership.

     "Partnership Property" means all real or personal property in which the Partnership has an ownership interest.

     "Person" means any individual or Entity.

     "Prime Rate" means, at any time, the rate of interest per annum then most recently established by Mercantile National Bank at Dallas, Dallas, Texas, as its prime rate on commercial loans.

     "Profit Sharing Percentage" (i) for each Limited Partner, means the percentage obtained by multiplying 99% by a fraction, the numerator of which is the number of Units owned by such Limited Partner and the denominator of which is the number of Units owned by all Limited Partners; and (ii) for the General Partners, means an aggregate of 1%.

     "Profit Sharing Ratio" means to the Partners in the ratio of their Profit Sharing Percentages.

     "Recourse Loan" means a Loan as to which the General Partners are liable in the event the assets of the Partnership are insufficient to discharge such Loan.

     "Section 1504 Affiliate of a General Partner" means an affiliate of a General Partner within the meaning of Section 1504 of the Code.

     "Section 754 Election" means an election under Section 754 of the Code (or corresponding provisions of future law) relating to the adjustment for tax purposes of the basis of the assets of the Partnership as provided in Section 734 and 743 of the Code.

     "Section 38 Property" means property defined as such in Section 48 of the Code.

     "Successor General Partner" means the Person or Persons selected by the remaining General Partners, if any, pursuant to Section 10.02(a) or by the Applicable Percentage Interest of the Limited Partners pursuant to Section 4.01(e) to acquire the Partnership Interest of a Person who has Withdrawn or has been removed as a General Partner of the Partnership.

     "Transfer" means a sale, exchange, assignment, gift or any other disposition whether voluntary or involuntary, during life or upon death, testate or intestate.

     "Unit" means a unit of limited partnership interest in the Partnership of a Limited Partner and shall be an undivided 1/1,790,730th interest of the Limited Partners to be allocated Income and Deductions by, and to receive Distributions from, the Partnership.

     "Unrelated Person" means any Person other than a Partner or an Affiliate.

     "Winding Up" means the period following the dissolution of the Partnership.

     "Withdrawal" means (i) the agreement of the General Partners to dissolve the Partnership, (ii) a Transfer by a General Partner of his management rights in the Partnership, (iii) the death, dissolution, resignation, insanity or other incapacity of a General Partner, (iv) the bankruptcy of a General Partner or (v) termination of a marital relationship in which all or a part of the record or beneficial ownership of the General Partner is transferred. For purposes of this Agreement, bankruptcy of a General Partner shall occur when a voluntary or involuntary petition in bankruptcy under 11 U.S.C. 101 et seq. is filed by or against said General Partner, as the debtor, and an order for relief is entered pursuant to 11 U.S.C. 101 et seq., or an involuntary petition is filed against such General Partner pursuant to 11 U.S.C. 101 et seq.

and prior to entry of an order for relief, the said involuntary petition is not dismissed within 60 days of filing. The term "Withdraw" means the taking or suffering of any action constituting a Withdrawal.

                                   ARTICLE II

                                  ORGANIZATION

     2.01. Name of the Partnership. The name of the Partnership is Dorchester Hugoton, Ltd. The business of the Partnership shall be conducted under such name or in the name of a General Partner or under such other name as the General Partners deem to be in the best interests of the Partnership.

     2.02. Principal Place of Business. The principal place of business of the Partnership is 5735 Pineland Drive, Suite 129, Dallas, Texas 75231. The General Partners may change the principal place of business of the Partnership and the Limited Partners shall be furnished with written notice of any such change. The General Partners may establish such other places of business as they may determine to be in the best interests of the Partnership.

     2.03. Purpose. The purpose of the Partnership is to own, hold, explore, develop and operate the Contributed Properties and any other properties acquired pursuant to this Agreement and to do all things necessary, appropriate or incidental to the foregoing. The Partnership may engage in the foregoing alone or in association with others. In furtherance of such purpose the General Partners shall have the powers and be subject to the restrictions provided in
Article III hereof.

     2.04. Commencement. The Partnership shall commence upon the date that a certificate of limited partnership of the Partnership is duly filed with the office of the Secretary of State of Texas.

                                  ARTICLE III

                              THE GENERAL PARTNERS

     3.01. Allocation of Authority and Responsibility Between the General Partners. So long as there is more than one General Partner, the approval of a majority of the General Partners is required to bind the Partnership, except as the General Partners may from time to time delegate responsibility among themselves or to others. If there are only two General Partners, a majority shall mean both General Partners. If there is only one General Partner, such General Partner shall have all the rights and duties delegated to the General Partners hereunder.

     3.02. Authority of General Partners. Except as provided in Section 3.03, the General Partners shall have complete and exclusive discretion in the management and control of the business of the Partnership and all of its assets and, without limiting the generality of the foregoing, but subject to any specific limitations contained in this Agreement and to applicable law, are hereby authorized and empowered on behalf of the Partnership to:

          (a) purchase or otherwise acquire any Lease or other interest in oil or gas property located within an Area of Interest;

          (b) purchase or otherwise acquire other real or personal property of every nature considered necessary or appropriate to carry on and conduct the business of the Partnership;

          (c) borrow monies for the business of the Partnership, and from time to time, without limit as to amount, draw, make, execute and issue promissory notes and other negotiable or non-negotiable instruments and evidences of indebtedness, and to secure the payment of the sums so borrowed, and to mortgage, pledge or assign in trust all or any part of the Partnership Property or to assign any monies owing or to be owing to the Partnership, and to engage in any other means of financing;

          (d) enter into the Management Agreement and any agreement for sharing of profits, joint venture or partnership with any Person, government or agency thereof, which is engaged in any business or transaction capable of being conducted so as to directly or indirectly benefit the Partnership;

          (e) explore and prospect by geological, geophysical or other methods for the location of anomalies or other indications favorable to the accumulation of oil and gas, including specifically the power to contract with third parties for such purposes;

          (f) maintain, explore, develop, operate, manage and defend the Partnership Property; drill, test, plug, abandon or complete, equip, rework and recomplete any number of wells on the Partnership Property for the production of oil and gas located thereunder and contract with third parties for such purposes; carry out a program or programs of secondary or tertiary recovery on Partnership Property and do any and all other things necessary or appropriate to carry out the terms and provisions of this Agreement which would or might be done by a normal and prudent operator in the exploration, development, operation, production and management of its own property;

          (g) enter into and execute leases, drilling contracts, farmout agreements, farmin agreements, operating agreements, unitization agreements, pooling agreements, gas processing agreements, recycling contracts, dry and bottom hole and acreage contribution letters, participation agreements, agreements as to rights-of-way, any other agreements customarily employed in the oil and gas industry in connection with the acquisition, sale, exploration, development, operation or production of oil and gas properties and any and all other instruments or documents necessary or appropriate to carry on and conduct the business of the Partnership;

          (h) sell the production accruing to the properties acquired by the Partnership, and execute gas sales contracts, casinghead gas contracts, transfer orders, division orders or any other instruments in connection with the sale of production from the Partnership's interest in any property;

          (i) sell, assign, convey or otherwise dispose of all or any part of Partnership Property, any interest therein, or any interest payable therefrom, and in connection therewith, execute and deliver such deeds, assignments and conveyances as may be necessary or appropriate;

          (j) employ on behalf of the Partnership agents, employees, accountants, lawyers, geologists, geophysicists, landmen, clerical help and such other assistance and services as may be necessary or appropriate;

          (k) purchase, lease, rent or otherwise acquire or obtain the use of machinery, equipment, tools, materials and all other kinds and types of real or personal property that may in any way be deemed necessary, convenient or advisable in connection with carrying on the business of the Partnership, and incur expenses for travel, telephone, telegraph, insurance and such other things, whether similar or dissimilar, as may be deemed necessary or appropriate for carrying on the business of the Partnership;

          (l) pay delay rentals, shut-in gas royalty payments, property taxes, and any other amounts necessary or appropriate to the maintenance or operation of any Partnership Property;

          (m) make and enter into such agreements and contracts with such parties and give such receipts, releases and discharges with respect to any and all of the foregoing and any matters incident thereto as may be necessary or appropriate;

          (n) guarantee the payment of money or the performance of any contract or obligation by any Person (other than an Affiliate);

          (o) sue and be sued, complain and defend in the name and on behalf of the Partnership;

          (p) quitclaim, surrender, release or abandon any Partnership Property, with or without consideration therefor;

          (q) execute and deliver all negotiable instruments, checks, drafts or other orders for payment of funds belonging to the Partnership;

          (r) execute powers of attorney, consents, waivers and such other documents as may be necessary or appropriate before any court, administrative board or agency or any governmental authority, affecting the Partnership Property;

          (s) at the Partnership's expense, purchase insurance, or extend the General Partners' insurance to protect the Partnership's properties and business against loss and protect the General Partners against liability to third parties arising out of Partnership activities;

          (t) execute and deliver such other documents and perform such other acts as the General Partners in their sole discretion may determine to be necessary or appropriate to carry out the business and affairs of the Partnership; and

          (u) take such action as they deem appropriate to cause Units in the Partnership or the Depositary Receipts to be readily tradable.

     3.03 Limitations on General Partners. Notwithstanding any other provisions of this Agreement, the following prohibitions, restrictions and requirements shall be applicable:

          (a) An Affiliate may enter into contracts with the Partnership as operator, seller or purchaser of properties or services, or in other capacities, so long as the transactions are fair and reasonable to the Partnership and the terms of any contract or conveyance are no less favorable to the Partnership than those which could be obtained from Unrelated Persons.

          (b) The Partnership shall not acquire any Lease or other oil and gas interest or otherwise engage in any exploratory operations outside the Area of Interest, or make any other investment not in furtherance of the purposes of the Partnership.

          (c) The Partnership shall not sell all or any part of a Lease to an Affiliate without the prior consent of a Majority in Interest of the Limited Partners.

          (d) No Affiliate shall render to the Partnership any oil field equipage, or drilling services or sell or lease to the Partnership any equipment or related supplies unless (i) if such Person is engaged, independently of the Partnership and as an ordinary ongoing business, in the business of providing such services or selling or leasing such items to a substantial extent to other Persons in the oil and gas industry in addition to partnerships in which such Person has an interest, the compensation, price or rental therefor is competitive with rates and prices charged by other Persons in the area engaged in the business of providing comparable services or items that could reasonably be made available to the Partnership or (ii) if such Person is not engaged in such a business, the compensation, price or rental therefor is the Affiliate's cost of such services, equipment or supplies or the competitive rate that could be obtained in the area, whichever is less.

          (e) Any services for which an Affiliate is to receive compensation from the Partnership shall be described in a written contract which also specifies all compensation to be paid.

          (f) The General Partners shall not permit the Partnership to do business in any jurisdiction or political subdivision in which the General Partners and the Partnership have not previously taken such steps as may be necessary to assure for the Limited Partners substantially the same limited liability as is provided for limited partners in limited partnerships formed under The Texas Uniform Limited Partnership Act.

          (g) No loans may be made by the Partnership to any Affiliate.

          (h) A creditor who makes a Non-Recourse Loan to the Partnership shall not have or acquire, at any time as a result of making the Loan, any direct or indirect interest in the profits, capital or property of the Partnership, other than as a secured creditor.

     3.04. Covenants of General Partners Respecting Federal Income Tax Matters. For purposes of this Section 3.04, ownership of stock by any Person includes stock owned constructively by that Person after application of the attribution rules of Section 318 of the Code. Each General Partner covenants and agrees with the Partners and the Partnership as follows:

          (a) After the Commencement Date, no Person will be admitted to the Partnership as a substituted limited partner if such Person owns stock of any General Partner or of any Section 1504 Affiliate of a General Partner if the then Limited Partners and such Person then own, individually or in the aggregate, more than 20% of the stock of such General Partner or of such Section 1504 Affiliate of a General Partner.

          (b) After the Commencement Date, no General Partner will consent to the acquisition by a Limited Partner of stock of such General Partner or of any Section 1504 Affiliate of such General Partner if such acquisition would cause the then Partners to own, individually or in the aggregate, more than 20% of the stock of such General Partner or of such Section 1504 Affiliate of such General Partner.

          (c) Neither such General Partner nor any Section 1504 Affiliate of such General Partner will redeem stock if after such redemption, the Limited Partners would then own, individually or in the aggregate, more than 20% of the stock of such General Partner or of any Section 1504 Affiliate of such General Partner.

     3.05. Liability of General Partners. No General Partner, nor any stockholder, director, officer, employee or agent of a General Partner, shall be liable to the Partnership or to the Partners for losses sustained or liabilities incurred as a result of any act or omission which such General Partner in good faith reasonably believed to be in, or not opposed to, the best interests of the Partnership, unless such act or omission constituted gross negligence, willful or wanton misconduct or breach of such General Partner's fiduciary obligations to the Limited Partners. A General Partner may rely upon, and shall have no liability to the other Partners or to the Partnership if it relies upon, the opinion of the Partnership's independent public accountants with respect to any matter relating to computations and determinations which affect allocations as provided in Article VI or Distributions as provided in Article VII.

     3.06. Indemnification. Each General Partner shall be indemnified by the Partnership as follows:

          (a) In any threatened, pending or completed action, suit or proceeding to which a General Partner was or is a party, or is threatened to be made a party, by reason of the fact that it is or was a General Partner of the Partnership (other than an action by or in the right of the Partnership), involving an alleged cause of action arising out of, or in any way connected with, the manner in which such General Partner conducted the Partnership's business, the Partnership shall indemnify such General Partner against all expenses, including attorneys' fees, judgments and amounts paid in settlement, actually and reasonably incurred by such General Partner in connection with such action, suit or proceeding if, in the transaction giving rise to such action, suit or proceeding, such General Partner acted in good faith and in a manner such General Partner reasonably believed to be in, or not opposed to, the best interests of the Partnership and such General Partner's conduct in such transaction did not constitute gross negligence, willful or wanton misconduct or willful breach of such General Partner's fiduciary obligations to the Limited Partners. The termination of any action, suit or proceeding by judgment, order or settlement shall not, of itself, create a presumption that a General Partner did not act in good faith and in a manner which such General Partner reasonably believed to be in, or not opposed to, the best interests of the Partnership.

          (b) In any threatened, pending or completed action, suit or proceeding by or in the right of the Partnership, to which a General Partner was or is a party, or is threatened to be made a party, by reason of the fact that it is or was a General Partner of the Partnership, involving an alleged cause of action arising out of the manner in which such General Partner managed the internal affairs of the Partnership as prescribed by this Agreement or by The Texas Uniform Limited Partnership Act, or both (but excluding the activities covered in Section 3.06(a)), the Partnership shall indemnify such General Partner against all expenses, including attorneys' fees, judgments and amounts paid in settlement, actually and reasonably incurred by such General Partner in connection with such action, suit or proceeding if, in the transaction giving rise to such action, suit or proceeding, such General Partner acted in good faith and in a manner such General Partner reasonably believed to be in, or not opposed to, the best interests of the Partnership, except that no indemnification shall be made in respect of any claim, issue or matters as to which such General Partner shall have been adjudged to be liable for gross negligence, willful or wanton misconduct or breach of such General Partner's fiduciary obligations to the Limited Partners, unless and only to the extent that the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such General Partner is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

          (c) To the extent that a General Partner has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 3.06(a) or (b), or in defense of any claim, issue or matter therein, the Partnership shall indemnify such General Partner against the expenses, including attorneys' fees, actually and reasonably incurred by such General Partner in connection therewith.

          (d) Any indemnification under Section 3.06(a) or (b), unless ordered by a court, shall be made by the Partnership only as authorized in the specific case and only upon a determination by independent legal counsel in a written opinion to the Partnership that indemnification of the General Partner in favor of whom indemnity is sought is proper in the circumstances because such General Partner has met the applicable standard of conduct set forth in Section 3.06(a) or
     (b).

          (e) Expenses incurred by a General Partner in defending any action, suit or proceeding subject to Section 3.06(a) or (b) shall be advanced by the Partnership prior to the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such General Partner to repay such amount unless it shall be determined ultimately that such General Partner is entitled to be indemnified as authorized in this
     Section 3.06.

          (f) For purposes of this Section 3.06, indemnification of a General Partner shall include indemnification of its stockholders, directors, officers, employees and agents.

     3.07. Reimbursement of General Partners. The General Partners shall be reimbursed for all expenses incurred by them on behalf of the Partnership, including their general and administrative expenses.

     3.08. Compensation of General Partners.

          (a) Subject to the provisions of Section 3.08(b) below, the General Partners shall be entitled to receive reasonable compensation from the Partnership for services rendered in operating and managing the Partnership in an annual aggregate amount equal to $75,000 plus 1% of Gross Income. The compensation payable to the General Partners under this Section 3.08(a) shall be divided among the General Partners equally. For purposes of this Section, the term "Gross Income" shall mean the annual gross income of the Partnership from the Partnership Properties.

          (b) Notwithstanding the provisions of Section 3.08(a) above, no General Partner shall be entitled to receive any compensation from the Partnership for services rendered in operating and managing the Partnership during any period of time in which such General Partner is a full-time employee of Dorchester. Any General Partner who is not a full-time employee of Dorchester shall be entitled to receive his pro rata share of the compensation provided for in Section 3.08(a) above.

     3.09. Reliance by Third Parties. Notwithstanding any other provision of this Agreement, any action taken by a General Partner on behalf of the Partnership shall be binding as to any party who acts in reliance on the authority of the General Partner to take such action, and such party shall have no duty to ascertain whether the General Partner has such authority, but this
Section 3.09 in no way affects the liability of a General Partner to the Partnership or to the Limited Partners to the extent otherwise provided by this Agreement.

                                   ARTICLE IV

                              THE LIMITED PARTNERS

     4.01. Rights of Limited Partners. The Limited Partners shall have the following rights:

          (a) Each Limited Partner shall have the right, subject to Section 8.08, to inspect the books and records of the Partnership.

          (b) A Majority in Interest of the Limited Partners shall have the right, subject to Section 4.02, to waive any restriction on the General Partners contained in this Agreement.

          (c) The Applicable Percentage Interest of the Limited Partners shall have the right, subject to Section 4.02, to amend this Agreement pursuant to Section 11.03.

          (d) The Applicable Percentage Interest of the Limited Partners shall have the right, subject to Section 4.02, to dissolve the Partnership.

          (e) The Applicable Percentage Interest of the Limited Partners shall have the right to remove one or all of the General Partners and elect a Successor General Partner to operate and carry on the business of the Partnership, subject to Section 4.02 and compliance with the following:

             (i) The Partnership Interest of each removed General Partner must be terminated by agreement between such terminating Partner and the Successor General Partner or, in the absence of an agreement, in accordance with the following: The assets of the Partnership shall be valued, and gain and loss allocated, as if all assets were sold for their fair market value as determined by a firm of consulting engineers acceptable to a Majority in Interest of the Limited Partners. Then, within 30 days after such valuation is completed, the Successor General Partner shall pay for the Partnership Interest of each removed General Partner for cash equal to the Capital Account balance of such Partner, after adjustment for the valuation and allocation provided above, plus interest at a rate equal to the lower of (A) the Prime Rate or (B) the highest rate permitted by law, for the period from the valuation date until the payment date. The Partnership Interest of each terminating Partner, including Income and Deductions attributable thereto realized after the valuation date, shall be owned by the Successor General Partner.

             (ii) The Successor General Partner must make arrangements, satisfactory to the removed General Partner, to release the removed General Partner from personal liability with respect to all Partnership liabilities, if any, or to provide the removed General Partner with indemnity satisfactory to it against all liabilities of the Partnership with respect to which such release is not obtained.

             (iii) This Agreement and the certificate of limited partnership of the Partnership on file with the Secretary of State of the State of Texas must be amended to delete references to the terminating Partner(s) and to name the Successor General Partner.

          (f) The Applicable Percentage Interest of the Limited Partners shall have the right, subject to Section 4.02, to approve or reject the sale of all or substantially all of the Partnership Property; provided, however, the Limited Partners shall not have such right with respect to any sale approved or recommended by the General Partners.

          (g) A Majority in Interest of the Limited Partners shall have the right, subject to Sections 4.02 and 10.02(a), to disapprove the selection of a Successor General Partner by the remaining General Partner(s) pursuant to the provisions of Section 10.02(a).

     4.02. Voting by Limited Partners. Meetings of the Limited Partners may be called by any General Partner and shall be called by the General Partners within 15 days following the written request of Limited Partners holding more than 50% of the Units. The call will state the nature of the business to be transacted, and no other business will be considered. The meeting will be held not less than 30 nor more than 60 days after the date of mailing of the notice and shall be at a reasonable time and place. Any action which may be taken at a meeting of the Limited Partners may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by Limited Partners owning not less than the minimum percentage of Units that would be necessary to authorize or take such action at a meeting at which all Limited Partners were present and voted. For purposes of obtaining a written consent, a General Partner may require response by a specified date not later than 30 days after the date any proposal is submitted to the Limited Partners. Any Limited Partner failing to notify the Partnership of his support for or opposition to the proposal within the specified time shall be conclusively deemed to have opposed the proposal. The General Partners may develop such other rules and procedures as they may deem necessary, desirable or convenient to provide for meetings of Limited Partners to vote, or to obtain the written consent of Limited Partners, as to matters on which a vote of Limited

Partners is sought. Such rules and procedures shall be in writing and shall provide for call and notice of meeting and quorum requirements (which shall require that holders of not less than 50% of the Units be present in person or by proxy). Notwithstanding the foregoing, no such meeting shall be held or vote taken until such time as: (i) counsel for the Partnership, or counsel for the Limited Partners (which shall be other than counsel for the General Partners and which counsel shall be acceptable to a Majority in Interest of the Limited Partners) shall have delivered to the Partnership an opinion in form and substance satisfactory to the General Partners, to the effect that neither the holding of such meeting nor the taking of such vote will result in the loss of any Limited Partner's limited liability and (ii) a favorable ruling shall have been received by the Partnership from the Internal Revenue Service or an opinion of counsel (which may be counsel for the Partnership or counsel for the Limited Partners, as provided above) in form and substance satisfactory to the General Partners, to the effect that neither the holding of such meeting nor the taking of such vote will adversely affect the federal income tax status of the Partnership.

     4.03. Limitations on Limited Partners. No Limited Partner (other than a General Partner in its capacity as such) shall have any right, power or authority to take part in the management or control of the business of, or transact any business for, the Partnership, to sign for or on behalf of the Partnership, or to bind the Partnership in any manner whatsoever. All management responsibility is vested in the General Partners and all authority to act on behalf of the Partnership is vested in the General Partners.

     4.04. Representations of the Limited Partners. Each Limited Partner represents to and agrees with, the Partners and the Partnership as follows:

          (a) He will promptly execute (with acknowledgment or affidavit, if requested by a General Partner) all agreements, certificates, tax statements, tax returns and other documents that may be required of the Partnership or its Partners by the laws of the United States of America, the State of Texas or any other state in which the Partnership conducts or plans to conduct business, any foreign country or any political subdivision or agency of any of the foregoing.

          (b) Either (i) he is (a) a citizen or national of the United States, or (b) an alien lawfully admitted for permanent residence in the United States as defined in 8 USC 1101(a)(20), or (c) a private, public or municipal corporation organized under the laws of the United States or of any State or of the District of Columbia, or territory thereof, or (d) an association (including a partnership) of such citizens, nationals, resident aliens, or private, public or municipal corporations, States or political subdivisions of States or (ii) he has notified the General Partners that he is not an Eligible Citizen and the General Partners have, in accordance with the terms of this Agreement, consented to his admission as a Limited Partner notwithstanding such status.

          (c) He will notify the General Partners immediately if he breaches any of the foregoing covenants and agreements.

Each Limited Partner whose representation contained in Section 4.04(b) is or becomes untrue shall be deemed to have irrevocably constituted and appointed the General Partners, and each of them as his lawful attorney-in-fact to take all such action on his behalf which may be necessary to preserve the Partnership's right to hold or acquire interests in federal Leases.

     4.05. Power of Attorney. Each of the Limited Partners does hereby irrevocably constitute and appoint the General Partners, and each of them, his true and lawful attorney-in-fact and agent, to execute, acknowledge, verify, swear to, deliver, record and file, in that Limited Partner's place and stead, all instruments, documents, and certificates which may be required from time to time, by the laws of the United States of America, the State of Texas, any other state in which the Partnership conducts or plans to conduct business, any foreign country, or any political subdivision or agency of any of the foregoing, to effectuate, implement and continue the valid existence of the Partnership, including without limitation the power and authority to execute, verify, swear to, acknowledge, deliver, record and file:

          (a) all certificates and other instruments (including counterparts of this Agreement and amendments thereto) which the General Partners deem appropriate to form, qualify or continue the Partnership as a limited partnership (or a partnership in which the Limited Partners have limited liability) in the State of Texas and all other jurisdictions in which the Partnership conducts or plans to conduct business;

          (b) all instruments which the General Partners deem appropriate to reflect any amendment to this Agreement or modification of the Partnership made in accordance with the terms of this Agreement;

          (c) all conveyances and other instruments which the General Partners deem appropriate to reflect the dissolution and termination of the Partnership pursuant to the terms of this Agreement, including the writing required by The Texas Uniform Limited Partnership Act to cancel the Partnership's certificate of limited partnership filed with the Secretary of State of the State of Texas;

          (d) all instruments relating to the admission of any additional or substituted limited partner;

          (e) a certificate of assumed name and such other certificates and instruments as may be necessary under the fictitious or assumed name statutes from time to time in effect in the State of Texas and all other jurisdictions in which the Partnership conducts or plans to conduct business; and

          (f) with the Department of Interior (including any bureau, office, or other unit thereof, whether in Washington, D.C. or in the field, or any officer or employee thereof), as well as with any other federal or state agencies, departments, bureaus, offices, or authorities (A) any and all offers to lease and leases of, or with respect to, (including amendments, modifications, supplements, renewals, and exchanges thereof) any lands under the jurisdiction of the United States or any state (including without limitation lands within the public domain, acquired lands, and Indian lands) under any act or regulation which provides for the leasing thereof;
     (B) all statements of interest and holdings on behalf of the Partnership or such Limited Partner; (C) any other statements, notices, or communications required or permitted to be filed or which may hereafter be required or permitted to be filed, under any law, rule, or regulation of the United States or any state, including, without limitation, the Mineral Lands Leasing Act of 1920, as amended, 30 USC sec.181 et seq., The Mineral Leasing Act for Acquired Lands of 1947, as amended, 30 USC sec.351, et seq., the Outer Continental Shelf Lands Act, as amended, 43 USC sec.1331, et seq., and the Right-of-Way Leasing Act of 1930, 30 USC sec.301 et seq., relating to the leasing of lands for oil or gas exploration or development;
     (D) any request for approval of assignments or transfers of oil and gas leases, any unitization or pooling agreements, and any other documents relating to lands under the jurisdiction of the United States or any state; and (E) any other documents or instruments which the General Partner in its sole discretion determines should be filed.

     This power of attorney shall be deemed to be coupled with an interest, shall be irrevocable, shall survive the death, dissolution, bankruptcy, incompetency or legal disability of a Limited Partner and shall extend to each Limited Partner's heirs, successors and assigns and may be exercised for all Limited Partners (or any of them) required to execute any instrument.

                                   ARTICLE V

                                 CONTRIBUTIONS

     5.01. Initial Contributions. The General Partners hereby contribute an aggregate of $5,000 to the Partnership and Dorchester hereby contributes the Contributed Properties to the Partnership.

     5.02. Additional Funding. No Limited Partner shall be required to make any additional contributions to the Partnership. If additional funds are required, the General Partners will attempt to obtain Non-Recourse Loans, but shall not be obligated to seek Recourse Loans if Non-Recourse Loans are not available. If any General Partner loans any funds to the Partnership, the amount thereof shall be treated as a personal debt of the Partnership, shall bear interest at the Prime Rate, as it changes from time to time.

                                   ARTICLE VI

                                  ALLOCATIONS

     6.01. Tax Allocations. Income, Deductions and federal tax credits shall be allocated on a monthly basis to the Partners in accordance with their Profit Sharing Percentages.

                                  ARTICLE VII

                                 DISTRIBUTIONS

     7.01. Interim Distributions. Prior to the dissolution of the Partnership, the Distributable Cash of the Partnership shall be determined at least as of the end of each calendar quarter, and more frequently if the General Partners think it appropriate, and the amount determined for each such period shall be distributed to the Partners within 30 days after such period in the Profit Sharing Ratios.

     7.02. Liquidating Distributions. After dissolution of the Partnership, Distributions shall be made in accordance with Article X.

                                  ARTICLE VIII

                           BOOKS, RECORDS AND REPORTS

     8.01. Method of Accounting. Unless otherwise provided by applicable statute, regulation or accepted practices, the Partnership shall keep its books and tax returns in accordance with the following:

          (a) All intangible drilling and development costs, within the meaning of Section 263(c) of the Code, shall be deducted as expenses.

          (b) For book purposes, cost depletion and gain or loss in the disposition of depletable properties shall be computed by the Partnership based on the adjusted value of such properties on the books of the Partnership.

          (c) Depreciation shall be computed on the basis as it is computed for federal income tax purposes, and the General Partners shall have the right to elect any method of depreciation allowed by the Code or applicable regulations.

          (d) The General Partners shall have the right to elect the cash or accrual method of accounting and the right to make or to decline to make in their sole discretion all elections required or permitted to be made for federal income tax purposes, including the Section 754 Election, and such election, other than the Section 754 Election, shall also be controlling for book purposes.

          (e) Except as provided in Section 8.01(b), the classification, realization and recognition of Income, Deductions and other items shall be consistent with their treatment for federal income tax purposes applicable to a partnership electing the method of accounting adopted by the Partnership and the elections provided for above, other than the Section 754 Election.

          (f) All items of Income and Deductions recognized during a fiscal year shall be allocated as of the end of such fiscal year, based on the facts and circumstances existing as of the end of such year. Interim reports may be based on the facts and circumstances existing at the time of such reports, subject to year-end adjustments.

     8.02. Fiscal Year. The fiscal year for the Partnership shall be such year as approved by the Internal Revenue Service as submitted by the General Partners. In the event such year is disapproved, the fiscal year of the Partnership shall be the calendar year.

     8.03. Capital Accounts. The Partnership shall maintain a Capital Account for each Partner.

     8.04. Audits. An annual audit of the Partnership's books of account shall be made by independent certified public accountants selected by the General Partners. Copies of each annual report of such accountants shall be given to each Partner.

     8.05. Reports and Financial Statements. The General Partners shall cause an annual report of the Partnership's activities to be prepared and transmitted to each Partner of record on the last business day of the fiscal year within 90 days after the close of the Partnership's fiscal year. Such report shall contain, except as otherwise indicated, at least the following information:

          (a) Financial statements accompanied by a report thereon by the Partnership's independent certified public accountants. Along with such financial statements shall be a summary itemization, by type or classification, of the total fees and compensation, including any overhead reimbursements, paid by the Partnership, or indirectly on behalf of the Partnership, to the General Partners and Affiliates.

          (b) A general summary of Leases in which the Partnership owns an interest, except succeeding reports need contain only material changes, if any, regarding such Leases.

          (c) The total oil and gas proved reserves of the Partnership and dollar value thereof at then existing prices. The reserve computations shall be based upon engineering reports prepared by an independent petroleum engineer.

     8.06. Tax Reports. Within two and one-half months of the end of each fiscal year, the General Partners shall furnish to each Limited Partner, a statement setting forth all information concerning the Partnership's operations for the preceding fiscal year as is required by applicable regulations under the Code and any applicable state law.

     8.07. Operations Reports. The General Partners shall deliver an operations report to each Limited Partner at the end of each calendar quarter. Such quarterly operations report shall include (i) a statement showing the Partnership's cash balance and the principal amount of any outstanding Loans of the Partnership; (ii) a summary of any development drilling, reworking of existing wells or significant developments with regard to any producing wells; and (iii) a production and cash flow summary of the Partnership.

     8.08. Inspection. The books and records of the Partnership shall be maintained at the principal place of business of the Partnership, and shall be open to inspection, audit and copying by any Partner (or his designated representative), at all reasonable times during any business day, at the expense of such Partner.

                                   ARTICLE IX

                       TRANSFER OF PARTNERSHIP INTERESTS

     9.01. General Partners. The Partnership Interest of a General Partner may be Transferred, in whole or in part, only with the consent of the other General Partners except where such Transfer is by reason of merger of a transferor corporate General Partner into another corporation, or other transaction constituting a reorganization under Section 368 of the Code. In any such event, the transferee shall become a General Partner of the Partnership and shall succeed to and enjoy the rights and privileges and bear the obligations and burdens of the transferor General Partner. Each Limited Partner hereby irrevocably grants his consent to a Transfer by a General Partner of all or a part of its Partnership Interest to the extent permitted by the preceding sentence and, upon such Transfer, the transferor General Partner shall be released from its obligations under this Agreement. The foregoing restriction shall not be applicable to the Transfer of all or any part of a General Partner's interest in Income or Distributions of the Partnership and shall not be applicable to any Transfer by a General Partner of any Units held by it.

     9.02. Limited Partners. Subject to the other provisions of this Article IX, a Limited Partner may Transfer all or part of his Units to any Person or Persons; provided, however, that such Transfer shall not confer upon the transferee any right to become a substituted limited partner. A transferee of all or a part of Units held prior thereto by a Limited Partner may be admitted to the Partnership as a substituted limited partner only if the transferee has received the permission of the General Partners, which permission may be withheld in the sole discretion of the General Partners. Unless and until any transferee becomes a substituted limited partner, the transferee's status and rights shall be limited to the rights of a transferee of limited partnership interests under The Texas Uniform Limited Partnership Act.

     No Transfer of a Unit or Units by a Limited Partner or consent thereto by the General Partners shall effect the substitution of such Limited Partner's transferee as a substituted limited partner until such transferee and all of the Partners (either individually or through their agent or attorney-in-fact, including a General Partner as such attorney-in-fact) execute all amendments, certificates and other documents and perform all acts relating to such substitution as the General Partners deem appropriate to comply with the applicable requirements of law or to preserve the limited liability status of the Partnership upon the completion of such substitution. Without in any way limiting the power of attorney contained in Section 4.05, each Partner agrees upon request of the General Partners to execute such amendments, certificates or other documents and perform such acts. Each General Partner hereby constitutes and appoints the other General Partner its attorney-in-fact to consent to the admission of substituted limited partners. If and when the consent of the General Partners provided for herein is secured and the other requirements of this Section 9.02 are satisfied, the transferee shall become a substituted limited partner as to the Units thus Transferred. Each Limited Partner hereby irrevocably grants his consent to any such substitution to the extent permitted by this Section 9.02.

     A purported Transfer of a Unit or Units, otherwise permitted by the provisions of this Article IX, shall be effective on the last day of the month in which the General Partners have received a copy of the instrument of assignment and all such certificates and documents of the character described above as the General Partners may have requested.

     The General Partners hereby consent to the transfer of the Units owned by Dorchester to the holders of record at the close of business on July 2, 1982, of shares of Common Stock of Dorchester and to certain key employees of

Dorchester by (a) depositing the Certificates of Ownership of such Units with a bank or trust company and (b) providing for the issuance to such holders of record and key employees of Depositary Receipts therefor, and Nominee, in such capacity, shall be substituted for Dorchester as Limited Partner hereunder, subject to the rights of such holders of record and key employees to become substituted Limited Partners hereunder in accordance with the terms hereof and of the Depositary Agreement.

     9.03. Transfer to Non-citizen.

          (a) Notwithstanding any other provision of this Article but subject to the provisions of Section 9.03(e), if a Limited Partner transfers his interest to a non-Eligible Citizen, then a Depositary Receipt evidencing the transferred Depositary Units will be issued and delivered to him, but he shall not be entitled to admission as a substituted limited partner and shall remain a Non-citizen Assignee until he transfers the Units or he becomes an Eligible Citizen, so certifies to the General Partners, and elects to become a substituted limited partner.

          (b) The General Partners shall be deemed to be the Limited Partner in respect of the Depositary Units owned by a Non-citizen Assignee. The General Partners shall, in exercising voting rights in respect of such Units on any matter, distribute the votes in the same ratios as the votes of Limited Partners in respect of Units other than those of Non-citizen Assignees are cast - either for, against, or abstaining as to the matter. The General Partners shall accord to Non-citizen Assignees the same rights as those of a Limited Partner to obtain any information or account of the Partnership's transactions or to inspect the Partnership's books. Upon dissolution of the Partnership, a Non-citizen Assignee shall have no right to receive a distribution in kind, but shall be entitled to the cash equivalent thereof, and the General Partners shall provide cash to the Partnership to the extent necessary to satisfy the Non-citizen Assignee's right to cash in exchange for an assignment of his share of the distribution in kind.

          (c) At any time after he can and does certify that he has become an Eligible Citizen, a Non-citizen Assignee may, upon application to the General Partner and the Depositary, elect to be admitted as a substituted limited partner, and upon his admission the General Partners shall cease to be a Limited Partner in respect of the Assignee's Depositary Units.

          (d) If the General Partners determine, with the advice of counsel, that a Limited Partner is not an Eligible Citizen, the General Partners may require that the Limited Partner's status be changed to that of a Non-citizen Assignee, and thereupon the General

     Partners shall substitute for such Non-citizen Assignee as the Limited Partner in respect of his Depositary Units.

          (e) Notwithstanding any other provision of this Section 9.03 or the applicability thereof to other provisions of this Agreement and the Depositary Agreement, if the General Partners determine, with the advice of counsel, that applicable law permits a non-Eligible Citizen to become a Limited Partner, then the foregoing provisions of this Section 9.03 and the applicability thereof to other provisions of this Agreement and the Depositary Agreement shall be and remain of no force and effect until such time as the General Partners shall determine, with the advice of counsel, that a change in applicable law or the acquisition of certain Partnership Property then requires that such provisions and the applicability thereof be reinstated and enforced as written.

     9.04 Redemption of Non-citizen's Units.

          (a) If at any time the Partnership or any General Partner is named a party in any judicial or administrative proceeding that seeks the cancellation or forfeiture of any property in which the Partnership has an interest because of the nationality (or any other status that subjects the Partnership to the risk of losing its eligibility to acquire or hold oil and gas leasehold interests on federal lands) of any one or more Limited Partners, the General Partners may redeem the partnership interest of such Limited Partner as follows:

             (1) The General Partners shall, not later than the 30th day before the date fixed for redemption, give notice of redemption to the Limited Partner or Assignee, at his last address designated on the records of the Depositary, by registered or certified mail, postage prepaid. The notice shall be deemed to have been given when so mailed. The notice shall specify the Depositary Units to be redeemed (hereinafter called "redeemed Units"), the date fixed for redemption, the place of payment, that payment of the redemption price will be made upon surrender of the Depositary Receipt evidencing the redeemed Units, and that on and after the date fixed for redemption, distributions to which the Limited Partner would otherwise be entitled in respect of the redeemed Units will be withheld.

             (2) The redemption price shall be the fair market value of the redeemed Units as determined by an independent appraiser selected by the General Partners, provided that if on the redemption date the Depositary Units are listed for trading on a national securities exchange, the redemption price shall be the number of redeemed Units multiplied by the closing price per Unit at which the Depositary Units were traded on that date or, if there were no trades on that date, on the most recent date on which they were traded.

             (3) Upon surrender by or on behalf of the Limited Partner, at the place specified in the notice of redemption, of the Depositary Receipt evidencing the redeemed Units, duly endorsed in blank or accompanied by an assignment duly executed in blank, the Limited Partner or his duly authorized representative shall be entitled to receive the redemption price and all withheld distributions, without interest.

             (4) After the redemption date, the General Partners shall be treated as an Assignee of the redeemed Units with the right to become a Limited Partner in respect of such Units.

          (b) The provisions of this Section shall be applicable also to Depositary Units held by (1) a Non-citizen Assignee, (2) any other Assignee determined to be not an Eligible Citizen, or (3) a Limited Partner as nominee of a person determined to be not an Eligible Citizen.

          (c) Nothing in this Section shall prevent the recipient of a notice of redemption from transferring his Depositary Units before the redemption date. Upon receipt of notice of such a transfer, the General Partner shall withdraw the notice of redemption and remit to the transferee any withheld distributions, without interest.

     9.05. Subdivided Units Prohibited. Limited Partners shall not be permitted to Transfer a fractional part of a Unit.

                                   ARTICLE X

                          DISSOLUTION AND LIQUIDATION

     10.01. Dissolution. The Partnership shall be dissolved upon the first to occur of the following events:

          (a) The failure of the Partnership to own any oil and gas properties.

          (b) The Withdrawal of a General Partner (subject to reconstitution pursuant to Section 10.02.).

          (c) The agreement of the Applicable Percentage Interest of the Limited Partners.

          (d) The agreement of all General Partners.

          (e) December 31, 2050.

The dissolution shall be effective on the day the event occurs giving rise to the dissolution, but the Partnership shall not terminate until all its affairs have been wound up and its assets distributed as provided in this Article X.

     10.02. Reconstitution. If the Partnership dissolves because of the Withdrawal of a General Partner, the Partnership shall not liquidate, but shall be reconstituted and shall continue as it was before, subject to compliance with the following:

          (a) Within 60 days after the Withdrawal causing the dissolution, the remaining General Partner(s) must elect to continue the Partnership and shall select a Successor General Partner or Successor General Partners, as the case may be, so that after such selection, there shall be three General Partners. The remaining General Partner(s) shall notify the Limited Partners of such selection and, upon the written request of Limited Partners holding more than 25% of the Units, shall call a meeting of the Limited Partners to ratify such selection. If a Majority in Interest of the Limited Partners shall disapprove the selection of such Successor General Partner(s), then the remaining General Partner(s) shall select one or more other Successor General Partner(s), as appropriate, to so act, subject to the right of a Majority in Interest of the Limited Partners to disapprove such selection as herein provided. The General Partners may not select an Affiliate to be a Successor General Partner.

          (b) If all the remaining General Partners are corporations, then either such corporations must meet the net worth requirements specified by the Internal Revenue Service as a condition for issuing a ruling that a limited partnership is not taxable as a corporation, or the Limited Partners must elect, pursuant to and subject to Section 4.02, a Successor General Partner meeting or rendering inapplicable such requirement.

          (c) The interest of the Withdrawing General Partner must be purchased in compliance with the provisions of Section 4.01(e) as if it were a removed General Partner.

     10.03. Winding Up. Upon dissolution of the Partnership, the Liquidating Trustee shall, as promptly as possible, but in an orderly and businesslike manner so as to not involve undue sacrifice, proceed diligently to wind up the affairs of the Partnership and to convert its assets into cash, notes or other investment assets which can readily be distributed to and held by the Partners. In no event shall the assets be transferred to a corporation controlled by one or more Partners.

     10.04. Accounting on Dissolution. Upon dissolution, a proper accounting shall be made of the Partnership's assets, liabilities and operations from the date of the last previous accounting to the date of dissolution. The value of any unsold asset shall be determined by a qualified and experienced independent third party and gain or loss allocated (for book purposes only) as if it has been sold at such value. The Income and Deductions realized subsequent to the date of dissolution shall be allocated in accordance with Article VI and proper adjustments made to the Capital Account of each Partner. If after such allocations, there is a deficit in the Capital Account of a General Partner, such Partner shall contribute cash equal to such deficit. Any item of Income or Deduction realized after dissolution of the Partnership and attributable to unknown or contingent items shall also be allocated as provided in Article VI.

     10.05. Liquidation. The assets of the Partnership shall be applied in the following order of priority:

          (a) First, there shall be paid all liabilities of the Partnership to creditors other than Partners. If any liability is contingent, or uncertain in amount, a reserve equal to the maximum amount to which the Partnership could be reasonably held liable will be established. Upon the satisfaction or other discharge of such contingency, the amount of the reserve not required, if any, will be distributed in accordance with the balance of this Section 10.05.

          (b) Second, the debts, if any, of the Partnership to the Partners shall be paid.

          (c) Third, to the Partners in an amount equal to their then existing Capital Accounts. If any General Partner's Capital Account is less than zero, then each such Partner shall contribute cash to the Partnership equal to such deficit.

          (d) Fourth, to the Partners in accordance with their Profit Sharing Percentages.

                                   ARTICLE XI

                                 MISCELLANEOUS

     11.01. Right to Compete. Each Partner agrees with every other Partner that
(i) any Partner and any Person affiliated with a Partner may engage in or possess any interest in another business venture or ventures; (ii) neither the

Partnership nor the Partner shall have any rights by virtue of this Agreement in said independent venture or to the income or profits derived therefrom; and
(iii) any General Partner may organize and be a general partner in other limited partnerships organized for the exploration for oil, gas and other minerals or for any other purpose.

     11.02. Scope of Agreement. This Agreement constitutes the entire agreement among the parties hereto.

     11.03. Amendments.

          (a) Proposal of Amendments. Amendments to this Agreement may be proposed by any General Partner, or by Limited Partners owning not less than 50% of the Units. However, no amendment shall be made which would cause the Partnership to be classified as an association taxable as a corporation for purposes of the Code.

          (b) Certain Amendments Without Notice to Limited Partners. Without notice to the Limited Partners, the General Partners may make amendments to this Agreement which do not adversely affect the rights of the Limited Partners in any material respect, including without limitation amendments necessary (i) to reflect the admission of a substituted limited partner;
     (ii) to make any change which the General Partners, upon the advice of counsel, determine necessary or advisable to qualify or continue the qualification of the Partnership under the laws of any jurisdiction or to preserve the tax status of the Partnership or the limited liability status of the Limited Partners; (iii) for the purpose of adding to this Agreement any further covenants, restrictions or provisions for the protection of the Limited Partners provided that such addition will not adversely affect the interests of the Limited Partners; (iv) to facilitate the assignability of Units (but not the right to become a substituted Limited Partner) or the tradability of the Depositary Receipts; or (v) to cure any ambiguity, formal defect or omission or to correct or supplement any provision contained herein which may be inconsistent with any provision contained herein.

          (c) Procedure to be Followed. Following any proposal of an amendment pursuant to Section 11.03(a), the General Partners shall, within 15 days after receipt thereof, submit the proposed amendment to the Limited Partners for approval at a meeting or by written consent, pursuant to and subject to Section 4.02. Any proposed amendment approved by the General Partners and the Applicable Percentage Interest of the Limited Partners shall constitute an amendment of this Agreement; provided, however, that the written agreement of all Partners shall be required in respect of any amendment which provides for a change in the purposes of the Partnership and the written agreement of any affected Partner shall be required for any change in the priority regarding Distributions or any reallocation of Income, Deductions or credits.

     11.04. Applicable Law. This Agreement is entered into and shall be construed and enforced in accordance with the applicable laws of the State of Texas. The relationship between the Partners to the extent not explicitly provided for herein shall be controlled by the laws of The State of Texas including The Texas Uniform Limited Partnership Act.

     11.05. Notices. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly given or made if mailed from within the United States by first class United States mail, postage prepaid, or by prepaid telegram or telex, and addressed to each Partner at its address as set out on the signature pages to this Agreement, on any schedule hereto or in any document in which such Partner has agreed to be bound by the terms and provisions hereof. Any Partner may change his address by giving a notice in writing stating his new address to the Partnership.

     11.06. Assigns. This Agreement shall be binding upon and inure to the benefit of the Partners and any heir, personal representative, successor or assign thereof, and the Partners covenant and agree that they and their heirs, personal representatives, successors and assigns shall execute and deliver any and all instruments, releases, assignments and consents that may be required of them in accordance with the provisions of this Agreement.

     11.07. Gender and Number. When the context requires, the gender of all words used herein shall include the masculine, feminine and neuter and the number of all words shall include the singular and plural.

     11.08. Execution. This Agreement may be executed in several counterparts and by the several parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument, and all such separate counterparts shall constitute but one and the same agreement.

             [The remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written by the parties hereto.

                                            GENERAL PARTNERS:

                                            James A. Ford
                                            7434 Greenville Ave.
                                            Dallas, Texas 75231

                                            By:      /s/  JAMES A. FORD

STATE OF TEXAS       )
                     ) ss.:
COUNTY OF DALLAS     )

     BEFORE ME, the undersigned authority, in and for said County and State, on this day personally appeared JAMES A. FORD, known to me to be the person whose name is subscribed to the foregoing instrument, and, upon oath, swore and acknowledged to me that he executed the same as his free act and deed, for the purposes and consideration therein expressed, and that the statements therein are true and correct.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 19th day of August, 1982.

                                                   /s/  SHARON DUREN
                                                  Notary Public in and for
                                                    Dallas County, Texas

My Commission Expires:
3/12/85

                                            John R. Barnes
                                            5735 Pineland Drive
                                            Suite 129
                                            Dallas, Texas 75231

                                            By:     /s/  JOHN R. BARNES
                                                    -----------------------
STATE OF TEXAS      )
                    )
COUNTY OF DALLAS    )


     BEFORE ME, the undersigned authority, in and for said County and State, on this day personally appeared JOHN R. BARNES, known to me to be the person whose name is subscribed on the foregoing instrument, and, upon oath, swore and acknowledged to me that he executed the same as his free act and deed, for the purposes and consideration therein expressed, and the statements therein are true and correct.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 19th day of August, 1982.

                                                   /s/  SHARON DUREN
                                                   -------------------------
                                                  Notary Public in and for
                                                    Dallas County, Texas

My Commission Expires:
3/12/85
- ----------

                                            Preston A. Peak
                                            3500 Princeton Avenue
                                            Dallas, Texas 75205

                                            By:    /s/  PRESTON A. PEAK
                                                   ----------------------
STATE OF TEXAS     )
                   )     ss.:
COUNTY OF DALLAS   )

     BEFORE ME, the undersigned authority, in and for said County and State, on this day personally appeared PRESTON A. PEAK, known to me to be the person whose name is subscribed to the foregoing instrument, and, upon oath, swore and acknowledged to me that he executed the same as his free act and deed, for the purposes and consideration therein expressed, and that the statements therein are true and correct.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 19th day of August, 1982.

                                                   /s/  SHARON DUREN
                                                   --------------------------
                                                  Notary Public in and for
                                                    Dallas County, Texas

My Commission Expires:
3/12/85
- ----------

                                            WITHDRAWING GENERAL PARTNER:

                                            George S. Rooker
                                            6706 Gateridge
                                            Dallas, Texas 75240

                                            By:    /s/  GEORGE S. ROOKER
                                                   ------------------------
STATE OF TEXAS           )
                         )     ss.:
COUNTY OF DALLAS         )

     BEFORE ME, the undersigned authority, in and for said County and State, on this day personally appeared GEORGE S. ROOKER, known to me to be the person whose name is subscribed to the foregoing instrument, and, upon oath, swore and acknowledged to me that he executed the same as his free act and deed, for the purposes and consideration therein expressed, and that the statements therein are true and correct.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 19th day of August, 1982.

                                                   /s/  SHARON DUREN
                                                   -------------------------
                                                  Notary Public in and for
                                                    Dallas County, Texas

My Commission Expires:
3/12/85
- ------------

                                            INITIAL LIMITED PARTNER:

                                            Dorchester Gas Corporation
                                            5735 Pineland Drive
                                            P. O. Box 31049
                                            Dallas, Texas 75231

                                            By:    /s/  GEORGE S. ROOKER
                                                   -------------------------
                                              George S. Rooker
                                              Chairman of the Board

STATE OF TEXAS     )
                   )     ss.:
COUNTY OF DALLAS   )

     BEFORE ME, the undersigned authority, in and for said County and State, on this day personally appeared GEORGE S. ROOKER, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and, upon oath, swore and acknowledged to me that the same was the act of the said DORCHESTER GAS CORPORATION, a corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated, and that the statements therein are true and correct.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 19th day of August, 1982.

                                                   /s/  SHARON DUREN
                                                   -------------------------
                                                  Notary Public in and for
                                                    Dallas County, Texas

My Commission Expires:
3-12-85
- -------------------

                                            SUBSTITUTED LIMITED PARTNER:

                                            Hugoton Nominee, Inc.
                                            5735 Pineland Drive
                                            Suite 129
                                            Dallas, Texas 75231

                                            By:  /s/  HOWARD C. WADSWORTH
                                                 ---------------------------
                                              Howard C. Wadsworth
                                              President

STATE OF TEXAS        )
                      ) ss.:
COUNTY OF DALLAS      )

     BEFORE ME, the undersigned authority, in and for said County and State, on this day personally appeared HOWARD C. WADSWORTH, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and, upon oath, swore and acknowledged to me that the same was the act of the said HUGOTON NOMINEE, INC., a corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated, and that the statements therein are true and correct.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 19th day of August, 1982.

                                                   /s/  SHARON DUREN
                                                   ---------------------------
                                                  Notary Public in and for
                                                    Dallas County, Texas

My Commission Expires:
3/12/85
- ------------

                                   EXHIBIT A

                                       TO

                           CERTIFICATE AND AGREEMENT
                             OF LIMITED PARTNERSHIP
                          OF DORCHESTER HUGOTON, LTD.

DESCRIPTION OF CONTRIBUTED PROPERTIES                        AGREED VALUE
- -------------------------------------                        ------------
See Exhibit A-1 attached hereto                               $8,200,000
and incorporated herein.





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